SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1 )

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

ePresence, Inc.

(Name of Registrant as Specified In Its Charter)

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ePresence, Inc.

120 Flanders Road

Westboro, Massachusetts

SUPPLEMENT TO PROXY STATEMENT

For the Special Meeting of Stockholders

To be Held on Thursday, June 3, 2004

This is a Supplement to the Proxy Statement (the “Original Proxy Statement”) of ePresence, Inc. (the “Company”) dated May 10, 2004, that was furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s Special Meeting of Stockholders to be held on Thursday, June 3, 2004 and at any adjournment of that meeting. The purpose of this Supplement is to update information on the Company and Switchboard Incorporated (“Switchboard”).

Switchboard Financial Projections

Switchboard shared with ePresence, in its capacity as Switchboard’s majority stockholder, certain long-term operating forecasts that were prepared by Switchboard management, in early March 2004 which are summarized below. The forecasts have been included in this Proxy Supplement because they were provided to ePresence. The forecasts were provided to ePresence on or about March 14, 2004. Switchboard indicates that it does not, as a matter of course, make public forecasts or projections as to future revenues, earnings or general financial performance, including the forecasts set forth below, and such information was not prepared with a view toward public disclosure.

Switchboard indicates that it did not prepare these forecasts with a view toward public disclosure or with a view toward complying with the guidelines established by the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants with respect to projected financial information. Switchboard indicates that these forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this Proxy Supplement are cautioned not to place undue reliance on the forecasted financial information. Neither Switchboard’s independent auditors, nor any other independent accountants, have compiled, reviewed, examined or performed any procedures with respect to the projected financial information contained in this Proxy Supplement, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the forecasted financial information.

Although Switchboard indicates that its forecasts were based upon its best estimates and information available when the forecasts were prepared, Switchboard indicates that it cannot guarantee that any of the forecasts summarized below will be achieved because forecasts of this type are based on a number of uncertainties and contingencies, all of which are difficult to predict and most of which are beyond its control. Switchboard indicates that there is substantial risk that actual results will differ significantly from these forecasts. None of Switchboard’s board of directors, the Switchboard special committee, Thomas Weisel Partners, InfoSpace nor any of their respective advisors, agents, affiliates or representatives assumes any responsibility for the accuracy of the forecasts summarized below.

Switchboard indicates that the forecasts summarized below are based upon numerous assumptions made by Switchboard’s management, including its ability to achieve strategic goals, objectives and targets over the applicable period. These assumptions involve judgments with respect to future economic, competitive and regulatory conditions, including conditions in the local search or on line yellow pages markets in general, financial market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond Switchboard’s control. Switchboard indicates that in the information provided below, cash flow is defined as net income plus depreciation and amortization, plus proceeds from the exercise of employee stock options, less purchases of capital equipment. You should understand that many important factors, in addition to those discussed in the Switchboard Proxy Statement, could cause Switchboard’s results to differ materially from those forecasted in these forward-looking statements and may cause the forecasts or the underlying assumptions for each to be inaccurate. These factors include Switchboard’s competitive environment, economic and other market conditions in which it operates, cyclical fluctuations in its operating results and matters affecting business generally. Please see the following excerpt from the Switchboard Proxy Statement entitled “Cautionary Statement Regarding Forward-Looking Information” which fully applies to these forecasts. Switchboard undertakes no duty to update the forecasts summarized below.

The following chart summarizes the forecasted financial information developed by Switchboard’s management as provided to ePresence.

Switchboard Incorporated

Financial Forecasts

In Millions

	2003 Actual	2004 Projection	2005 Projection	2006 Projection	2007 Projection	2008 Projection	2009 Projection
Revenue	$15.2	$20.1	$30.2	$48.3	$72.4	$101.4	$141.9
Cash Flow	$2.0	$5.1	$7.1	$11.2	$16.7	$24.0	$34.0
EBITDA	$2.8	$5.0	$8.0	$15.1	$23.9	$35.6	$51.0

The following three paragraphs have been excerpted from Switchboard’s proxy statement:

“This proxy statement contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these statements on our expectations and projections about future events, which Switchboard derives from the information currently available to us. Forward-looking statements relate to future events or our future performance.”

“You can distinguish forward-looking statements from those that are historical in nature because forward-looking statements often use terminology such as “may,” “will,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential” or “continue” or the negative of these or similar terms.”

“Actual results may differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. For example, our statements regarding the anticipated completion of the merger are subject to risks that the merger will not close, due to the failure of a condition or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time from us or our representatives, might not occur.”

Shareholder Litigation

Switchboard and its directors Dean Polnerow, William P. Ferry, Robert M. Wadsworth, Richard Spaulding, David Strohm, Stephen Killeen and Michael Ruffolo have been named as defendants in a second purported class action lawsuit, this one filed by plaintiff Clifford Peters in the Court of Chancery of the State of Delaware in and for New Castle County on May 12, 2004. The complaint alleges, among other things, that the Switchboard Proxy Statement contains material omissions and is materially misleading, constituting a breach of the defendants’ fiduciary duty of disclosure. The complaint seeks injunctive relief and unspecified monetary damages. On May 20, 2004, the plaintiff in this litigation, the plaintiff in the Osher litigation (described in the Original Proxy Statement) and the defendants in these litigations entered into a Memorandum of Understanding providing for, subject to confirmatory discovery by the plaintiffs, the negotiation of a formal stipulation of settlement, and, ultimately, court consideration of a settlement of the litigations based on the additional disclosures made in this

Proxy Supplement and containing other customary terms, including, but not limited to, a release of all defendants from all claims arising out of the terms of the Merger Agreement between Switchboard and InfoSpace and the contents of the Switchboard Proxy Statement and related matters.

Switchboard and ePresence Quarterly Financial Statements for the Quarter Ended March 31, 2004

On May 13, 2004, Switchboard and the Company each filed with the Securities and Exchange Commission (“SEC”) their quarterly report on Form 10-Q for the quarter ended March 31, 2004. For your convenience, copies of the Company’s Form 10-Q and Switchboard’s 10-Q, each without exhibits, are attached to this Proxy Supplement as Annexes A and B, respectively. You may obtain a free copy of the Form 10-Q, including exhibits, as filed by the Company with the SEC by contacting ePresence, Inc. at 120 Flanders Road, Westborough, Massachusetts 01581, (508) 898-1000. You may obtain a free copy of the Form 10-Q, including exhibits, as filed by Switchboard with the SEC by contacting Switchboard Investor Relations at 120 Flanders Road, Westborough, Massachusetts 01581, (508) 898-8200. The Forms 10-Q, including exhibits, and all other documents filed by the Company and Switchboard with the SEC are also available free of charge on the SEC’s website at www.sec.gov. In addition, you may read and copy the Forms 10-Q, including exhibits, as filed by the Company and Switchboard with the SEC and any other reports, statements and other information filed by the Company and Switchboard at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room.

Dated: May 20, 2004

Annex A

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-Q

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the quarter ended March 31, 2004	Commission File Number 000-20364

ePresence, Inc.

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	04-2798394
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 FLANDERS ROAD

WESTBORO, MASSACHUSETTS 01581

(Address of principal executive offices)

(508) 898-1000

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2).    Yes  ☐    No  ☒

Number of shares outstanding of each of the issuer’s classes of Common Stock as of April 30, 2004:

Class	Number of Shares Outstanding
Common Stock, par value $.01 per share	22,924,741

ePRESENCE, INC.

QUARTERLY REPORT ON FORM 10-Q

This Quarterly Report on Form 10-Q contains forward-looking statements, including information with respect to the Company’s plans and strategy for its business and proposed sale of its services business, sale or distribution of Switchboard shares and liquidation, and dissolution. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes”, “anticipates”, “plans”, “expects” and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause actual events or the Company’s actual results to differ materially from those indicated by such forward-looking statements. These factors include, without limitation, those set forth below under the caption “Factors Affecting Future Operating Results” included under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of this Quarterly Report on Form 10-Q.

PART I—FINANCIAL INFORMATION

Item 1. FINANCIAL STATEMENTS

ePRESENCE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands except share and par value amounts)

(unaudited)

	March 31, 2004	December 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$78,554	$76,446
Restricted Cash	37	36
Marketable securities	9,976	13,510
Accounts receivable, less allowances of $596 and $635, respectively	5,051	3,804
Other current assets	2,407	1,981

Total current assets	96,025	95,777

Marketable securities	1,804	1,960
Property and equipment, net	1,417	1,663
Other assets	868	1,379

TOTAL ASSETS	$100,114	$100,779

LIABILITIES
Current liabilities:
Accounts payable	$2,366	$1,770
Accrued expenses	6,268	6,261
Other current liabilities	388	421
Deferred revenue	1,793	1,395

Total current liabilities	10,815	9,847

Minority interests in consolidated subsidiaries	27,466	27,540
Commitments and Contingencies (Note 11)
SHAREHOLDERS’ EQUITY
Convertible preferred stock, $.01 par value; authorized - 1,000,000 shares; none issued	—	—
Common stock, $.01 par value; authorized - 100,000,000 shares; issued 26,563,605 and 26,465,836 shares, respectively	266	265
Additional paid-in capital	173,914	173,610
Unearned compensation	—	(32)
Accumulated deficit	(76,394)	(74,517)
Accumulated other comprehensive income	26	45
Treasury stock at cost; 3,677,800 shares	(35,979)	(35,979)

Total shareholders’ equity	61,833	63,392

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$100,114	$100,779

The accompanying notes are an integral part of the consolidated financial statements.

ePRESENCE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share data)

(unaudited)

	Three Months Ended March 31,
	2004	2003
Revenues:
Services	$3,980	$4,171
Switchboard	4,153	3,341

Total revenues	8,133	7,512

Cost of Revenues:
Services	2,887	3,250
Switchboard	708	707

Total cost of revenues	3,595	3,957

Gross profit	4,538	3,555

Operating expenses:
Sales and marketing	2,202	2,869
Product development	893	1,114
General and administrative	2,601	2,989
Transaction costs	1,127	—

Total operating expenses	6,823	6,972

Operating loss from operations	(2,285)	(3,417)

Other income/(expense):
Interest income, net	232	502
Minority interest in losses/(income) of Switchboard	173	(27)
Other, net	5	3

Total other income	410	478

Net loss before income taxes	(1,875)	(2,939)
Provision for income taxes	2	10

Net loss	$(1,877)	$(2,949)

Basic and dilute net loss per share:
Net loss	$(0.08)	$(0.13)

Basic and diluted weighted average number of common shares	22,582	22,228

The accompanying notes are an integral part of the consolidated financial statements.

ePRESENCE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Three Months Ended March 31,
	2004	2003
Cash Flows from Operating Activities:
Net loss	$(1,877)	$(2,949)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	360	512
Minority interest	(173)	27
Loss on disposal of assets	—	1
Amortization of unearned compensation	32	183
Changes in operating assets and liabilities:
Accounts receivable	(1,247)	45
Other current assets	(426)	203
Other non-current assets	511	—
Accounts payable and accrued compensation and expenses	574	(792)
Deferred revenue	398	254

Net cash used in operating activities	(1,848)	(2,516)

Cash Flows from Investing Activities:
Capital expenditures	(117)	(79)
Restricted cash	—	(4)
Proceeds from marketable securities, net	3,670	6,233

Net cash provided by investing activities	3,553	6,150

Cash Flows from Financing Activities:
Payments on acquired debt	—	(275)
Proceeds from stock plan purchases, stock options and warrants	403	52

Net cash provided by/(used in) financing activities	403	(223)

Net increase in cash and cash equivalents	2,108	3,411
Cash and cash equivalents at beginning of the period	76,446	73,195

Cash and cash equivalents at end of the period	$78,554	$76,606

Supplemental Disclosures of Cash Flow Information:
Cash paid for:
Interest	$—	$23
Income taxes	$34	$42

The accompanying notes are an integral part of the consolidated financial statements.

ePRESENCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.	NATURE OF BUSINESS

ePresence, Inc., (“the Company” or “ePresence”), has two reportable segments: services and Switchboard. The Company’s reportable segments are managed separately as they are separately traded public companies and market and distribute distinct products and services. ePresence is a consulting and systems integration company delivering Security and Identity Management (“SIM”) solutions that help companies reduce cost, enhance security, improve service and increase revenues. Identity management promotes effective management of users and access to the right information across IT environments, creating context and common infrastructure across distributed constituencies, business processes and applications. ePresence’s primary service offerings blend the elements of security and identity management, which include enterprise directory and security services, meta-directory services, access and password management services, single sign-on services, electronic provisioning services, information technology platform services, and managed operational services. The Company’s Switchboard segment is organized as a subsidiary, Switchboard Incorporated (“Switchboard”). Switchboard is a provider of web-hosted directory technologies and customized yellow pages platforms to yellow pages publishers, newspaper publishers and Internet portals that offer online local directory advertising solutions to national retailers and brick and mortar merchants across a full range of Internet and wireless platforms. Switchboard offers a broad range of functions, content and services, including yellow and white pages, product searching, location-based searching and interactive maps and driving directions. At March 31, 2004, the Company owned 9,802,421 shares or an approximate 51% equity interest of Switchboard’s outstanding common stock.

On October 23, 2003 the Company announced that it had signed a definitive agreement to sell the assets of its services business to Unisys Corporation (NYSE:UIS). Consideration for the sale is approximately $9,000,000 in cash. These assets include ePresence’s customer relationships and industry partnerships, and a majority of the Company’s employees are expected to become employees of Unisys. The transaction is subject to the approval of ePresence stockholders and other closing conditions, and is expected to be completed by the second quarter of 2004. The Company also announced that its Board of Directors has approved a plan of liquidation of the Company. As discussed in Note 10, on March 26, 2004, the Company announced that Switchboard agreed to be acquired by InfoSpace, Inc. (“InfoSpace”), subject to stockholder approval. ePresence has filed a definitive proxy statement dated May 10, 2004 regarding these matters and a special stockholder meeting has been scheduled for June 3, 2004.

In connection with ePresence’s plans to liquidate and dissolve, as of March 31, 2004, the Company has incurred approximately $6,500,000 related to the termination of a vendor relationship, approximately $979,000 for subsidiary dissolution costs, the settlement of certain customer arrangements, severance costs, legal, accounting, investment banking and other professional fees and expenses.

Upon the sale of assets to Unisys, the sale of Switchboard and the liquidation and dissolution, the Company will cease all operations and activities other than the winding-up of its affairs. The accompanying financial statements have been prepared assuming that ePresence, Inc. will continue as a going concern because liquidation is not deemed imminent as it is subject to shareholder approval. The proposed liquidation raises substantial doubt about whether the Company will continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of this uncertainty. Should the sale of assets to Unisys, the acquisition of Switchboard by InfoSpace and the liquidation and dissolution not occur, management would seek other strategic alternatives relating to the operation and/or sale of the Company.

ePRESENCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 2.	BASIS OF PRESENTATION AND PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS AVAILABLE IN LIQUIDATION

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business, and include all adjustments, consisting only of normal recurring adjustments, that, in the opinion of management, are necessary to present fairly the financial information set forth therein. Certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The balance sheet amounts at December 31, 2003 in the accompanying financial statements were derived from ePresence’s audited 2003 financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended. Results of operations for the three-month period ended March 31, 2004 are not necessarily indicative of future financial results.

Investors should read these interim consolidated financial statements in conjunction with the audited consolidated financial statements and notes thereto included in the ePresence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended, as filed with the Securities and Exchange Commission on March 30, 2004.

Pro Forma Consolidated Statement of Net Assets Available in Liquidation

In the event of stockholder approval of the plan of liquidation discussed in Note 1, the Company would be required to adopt a liquidation basis of accounting. Accordingly, the Company would no longer report a balance sheet but would instead report a consolidated statement of net assets available in liquidation, which would not include a stockholders’ equity section. In the consolidated statement of net assets available in liquidation, the Company’s assets would be valued at their estimated net realizable value and liabilities would include the estimated costs associated with carrying out the plan of liquidation. In addition, the Company would no longer report a consolidated statement of operations but instead would report a consolidated statement of loss and changes in net assets.

ePRESENCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following table presents a pro forma reconciliation of a statement of net assets available for liquidation assuming the plan of liquidation is approved and the sales of the services business assets and Switchboard are consummated. The Company has estimated, as of March 31, 2004, the following potentially realizable values of its assets, estimated liabilities and estimated costs of liquidation after the Company ceases its operations, including the Company’s shares of Switchboard. There can be no assurance, however, that the plan of liquidation and the sales of the services business assets and Switchboard common stock will be approved or that the Company will incur costs or be able to settle its liabilities or dispose of its assets within the indicated ranges, or at all.

	Historical	Pro forma adjustments(8)				Pro forma
	March 31, 2004	Switchboard (1)	Sale to Unisys(2)	Other Adjustments		March 31, 2004
	(Unaudited, in thousands)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$78,554	$(47,993)	$10,473	$—		$41,034
Restricted cash equivalents	37	(37)	—	—		—
Marketable Securities	9,976	(6,589)	—	—		3,387
Accounts receivable, net	5,051	(2,083)	(2,968)	—		—
Prepaid expenses and other current assets	2,407	(1,039)	(656)	(704	)(3)	8
Investment in Switchboard (6)	—	12,966	—	62,181		75,147

Total current assets	96,025	(44,775)	6,849	61,477		119,576
Property and equipment, net	1,417	(659)	(164)	(594	)(3)	—
Non-current investments	1,804	(1,804)	—	—		—
Other assets	868	—	—	(518	)(3)	350

Total assets	$100,114	$(47,238)	$6,685	$60,365		$119,926

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,366	$(1,721)	$(200)	$22	(4)	$467
Accrued expenses	6,268	(1,284)	1,473	(6,457	)(4)	—
Other current liabilities	388	—	—	(388	)(4)	—
Reserve for estimated costs during liquidation	—	—	—	23,531	(5)	23,531
Deferred revenue	1,793	(1,100)	(693)	—		—

Total current liabilities	10,815	(4,105)	580	16,708		23,998

MINORITY INTEREST	27,466	(27,466)	—	—		—
STOCKHOLDERS’ EQUITY:
Common stock	266	(98)	—	(168	)(7)	—
Additional paid-in capital	173,914	(85,030)	—	(88,884	)(7)	—
Accumulated deficit	(76,394)	56,520	6,105	37,531	(7)	—
Accumulated other comprehensive income	26	(25)	—	(1	)(7)	—
Treasury Stock	(35,979)	—	—	35,979	(7)	—

Total stockholders’ equity	61,833	(28,633)	6,105	(15,543)		$—
Total liabilities and stockholders’ equity	$100,114	$(60,204)	$6,685	$1,165		$23,998

Net assets available to common stockholders						$95,928

ePRESENCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Notes to Pro Forma Consolidated Statement of Net Assets Available in Liquidation

(1)	These pro forma adjustments de-consolidate Switchboard, as Switchboard is being sold to InfoSpace.

(2)	These adjustments reflect the sale of the services business to Unisys for the estimated purchase price of $9.0 million, including a working capital adjustment equal to 90% of accounts receivable and work-in-process, less deferred revenue, supplier payables and a potential adjustment for timing of the close of sale.

(3)	Estimated proceeds from the return of security deposits and the sale and disposition of long-lived assets.

(4)	Adjustment to consolidate liquidation reserves and accruals.

(5)	Total reserves for estimated costs during liquidation include the settlement of accrued liabilities, including real estate lease obligations, employee compensation costs and a reserve for unknown contingencies totaling $12.9 million. Also includes estimated operating costs associated with the liquidation of the Company as follows:

(i)	Ongoing operating costs, including estimated costs related to dissolution transaction, payroll costs and other operating costs such as rent, legal fees, accounting fees, taxes, insurance and other operating costs through December 31, 2006 totaling $3.1 million,

(ii)	employee severance and related costs of $6.6 million, certain of which are based upon the amounts distributed to our stockholders; and

(iii)	other costs, including cost of the director and officer six-year tail insurance policy, certain foreign entity dissolution costs and benefits plans termination costs of $1.1 million.

(6)	Value expected to be distributed to stockholders with respect to the sale of Switchboard shares to InfoSpace for $7.75 per Switchboard share net of estimated tax liability.

(7)	In accordance with a liquidation basis of accounting, the consolidated statement of net assets available in liquidation would not include a stockholders’ equity section.

(8)	The pro forma adjustments do not include any estimates for pending or threatened litigation or claims.

NOTE 3.	STOCK-BASED COMPENSATION

The Company and Switchboard account for stock-based awards to employees using the intrinsic value method as prescribed by Accounting Principles Board (“APB”) No. 25, “Accounting for Stock Issued to Employees,” (“APB 25”) and related interpretations. Accordingly, no compensation expense is recorded for options issued to employees in fixed amounts and with fixed exercise prices at least equal to the fair market value of ePresence’s and Switchboard’s common stock, respectively, at the date of grant. ePresence has adopted the provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” (“SFAS 123”) through disclosure only (Note 14). All stock-based awards to non-employees are accounted for at their fair value in accordance with SFAS 123.

At March 31, 2004, ePresence has four stock-based employee compensation plans. The Company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25 and related interpretations. ePresence has issued restricted stock at a price determined by the Compensation Committee of the Board of Directors subject to the Company’s right to repurchase such stock in specified circumstances prior to the expiration of a restricted period within these plans.

In addition, Switchboard has three stock-based employee compensation plans as defined by SFAS 148. Switchboard accounts for those plans under the recognition and measurement principles of APB 25 and related interpretations. Because options vest over several years and additional option grants are expected to be made in future periods, the below pro-forma effects are not necessarily indicative of the pro-forma effects on future periods.

ePRESENCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Had compensation cost for the Company’s and Switchboard’s stock-based compensation plans been recorded based on the fair value of awards at the grant dates as calculated in accordance with SFAS No. 123, the Company’s consolidated net loss and loss per share for the years ended March 31, 2004 and 2003 would have been increased/(decreased) to the pro forma amounts indicated below:

	Three Months Ended March 31,
	2004	2003
Net loss as reported	$(1,877)	$(2,949)
Add: Stock-based employee compensation expense included in reported net loss, net of related tax effects	16	166
Add: Adjustment for previously amortized expense associated with the unvested portion of options canceled in the period	13	122
Less: Total stock-based compensation expense determined under fair value based method for all awards	(726)	(1,683)

Pro forma net loss	$(2,574)	$(4,344)

Basic and diluted loss per share as reported	$(0.08)	$(0.13)
Pro forma basic and diluted loss per share	$(0.11)	$(0.20)

NOTE 4.	CASH EQUIVALENTS AND MARKETABLE SECURITIES

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 115 “Accounting for Certain Investments in Debt and Equity Securities” (“SFAS 115”), the Company classifies all of its marketable debt and equity securities as available for sale securities. These securities are valued at their fair value. Unrealized holding gains and losses are reported as a net amount in accumulated other comprehensive income, a separate component of shareholders’ equity.

In the three months ended March 31, 2004 and 2003, purchases of marketable securities were $52,000 and $3,377,000 respectively. In the three months ended March 31, 2004 and 2003, proceeds from sales and maturities of marketable securities were $3,722,000 and $9,610,000, respectively.

In the three months ended March 31, 2004 and 2003, the Company recorded a realized gain on marketable securities of zero and $12,000, respectively.

NOTE 5.	RESTRUCTURING AND SPECIAL CHARGES

The following table summarizes activity related to restructuring and other charges:

	Three months ended march 31, 2004 (in thousands)
	Accrual/ Reserve Balance 12/31/03	Cash Payments	Non-cash Charges	Accrual/ Reserve Balance 03/31/04
Staff reductions	$304	$—	$304	$—
Office closures, asset write-offs and other costs	1,577	88	(304)	1,793

	$1,881	$88	$—	$1,793

ePRESENCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 6.	BASIC AND DILUTED LOSS PER SHARE

Basic loss per share is based upon the weighted average number of common shares outstanding during the period. Diluted loss per share is the same as basic loss per share because to include the dilutive effect of potential common shares outstanding during the period would be antidilutive.

Options to purchase 2,652,653 and 5,443,829 shares of common stock outstanding during the three months ended March 31, 2004 and 2003, respectively, were excluded from the calculation of diluted earnings per share, as their effect would have been antidilutive.

NOTE 7.	COMPREHENSIVE LOSS

Other comprehensive loss includes unrealized gains or losses on the Company’s available-for-sale investments.

	Three Months Ended March 31,
(in thousands)	2004	2003
Net loss	$(1,877)	$(2,949)
Unrealized loss on marketable securities	(19)	(58)

Comprehensive loss	$(1,896)	$(3,007)

ePRESENCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 8.	SEGMENT INFORMATION

As described in Note 1, the Company has two reportable segments: services and Switchboard. Significant financial information relative to the Company’s reportable segments is as follows (in thousands):

	Three Months Ended March 31,
	2004	2003
Services:
Revenues	$3,980	$4,171
Cost of Revenues	2,887	3,250

Gross Profit	1,093	921

Operating Expenses:
Sales and marketing	1,139	2,027
General and administrative	1,734	2,185

Operating Expenses	2,873	4,212

Operating loss	(1,780)	(3,291)

Other Income/(Expense):
Interest income, net	75	308
Realized gain, net	8	12
Minority interest in losses of Switchboard	173	(27)
Other expenses, net	—	3

Total other income	256	296

Net (loss)/income from operations before income taxes	(1,524)	(2,995)
(Benefit)/Provision for income taxes	—	10

Net (loss)/income	$(1,524)	$(3,005)

Total assets	$39,910	$55,356

Total depreciation and amortization expense	$136	$186

Switchboard:
Revenues	$4,153	$3,341
Cost of Revenues	708	707

Gross Profit	3,445	2,634

Operating Expenses:
Sales and marketing	1,063	842
Product development	893	1,114
General and administrative	867	804
Transaction costs	1,127	—

Operating Expenses	3,950	2,760

Operating income/(loss)	(505)	(126)

Other Income/(Expense):
Interest income, net	157	186
Realized (loss)/gain, net	—	—
Other expenses, net	(3)	(4)

Total other income	154	182

Net income/(loss) from operations before income taxes	(351)	56
Provision for income taxes	2	—

Net income/(loss)	$(353)	$56

Total assets	$60,204	$57,509

Total depreciation and amortization expense	$224	$326

ePRESENCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

NOTE 9.	AOL ALLIANCE

Switchboard revenue recognized from AOL during the three months ended March 31, 2004 was $1,200,000, or 29% of Switchboard revenue, of which $600,000 was from engineering services. Switchboard revenue recognized from AOL during the three months ended March 31, 2003 was $1,600,000, or 49% of Switchboard revenue, of which $633,000 was from engineering services. Net amounts due from AOL included in accounts receivable March 31, 2004 were $400,000. There were no amounts due from AOL at December 31, 2003. At March 31, 2004, AOL beneficially owned 7.8% of Switchboard’s outstanding common stock.

NOTE 10.	TRANSACTION COSTS

On March 26, 2004, Switchboard announced a definitive agreement to be acquired by InfoSpace, Inc. In connection with the transaction, each outstanding share of Switchboard will be converted into a right to receive $7.75 per share in cash, without interest, and Switchboard will become a wholly owned subsidiary of InfoSpace. The transaction is expected to close during June 2004. The completion of the transaction is subject to several conditions, including the approval of both Switchboard’s and ePresence’s stockholders and regulatory approval. On May 10, 2004, Switchboard filed and on May 12, 2004, Switchboard mailed to its stockholders a definitive proxy statement regarding this matter. Investors and security holders are urged to read carefully that filing because it contains important information in connection with the proposed acquisition. In the three months ended March 31, 2004, Switchboard recorded $406,000 in fees associated with the transaction as a component of transaction costs.

On October 23, 2003, Switchboard filed a Registration Statement on Form S-1 in connection with a proposed underwritten offering of 8,815,171 shares of its common stock, plus an over-allotment option of 1,322,250 shares. Of the shares proposed to be sold, including the over-allotment option, 10,037,421 shares were proposed to be sold by ePresence and certain other selling stockholders, and 100,000 were proposed to be sold by Switchboard. The offering was initiated by ePresence in order to facilitate an orderly disposition of its Switchboard holdings in conjunction with ePresence’s announced plan of liquidation. In light of the proposed transaction with InfoSpace, Switchboard expects to abandon this offering.

As of December 31, 2003, Switchboard had incurred $511,000 of costs associated with the offering. Switchboard classified these deferred offering costs as a long-term asset on its balance sheet as of December 31, 2003. In the three months ended March 31, 2004, Switchboard recorded as a component of transaction costs $721,000 in expense associated with the proposed offering. This amount was comprised of the $511,000 of deferred costs at December 31, 2003 as well as $210,000 in costs incurred in the three months ended March 31, 2004.

NOTE 11.	CLASS ACTION LAWSUITS

Switchboard, former CEO and director Douglas J. Greenlaw, and Switchboard directors Dean Polnerow, William P. Ferry, Robert M. Wadsworth, Richard Spaulding and David Strohm have been named as defendants in a purported class action lawsuit filed by plaintiff David Osher in the Court of Chancery of the State of Delaware in and for New Castle County on March 26, 2004. The Company was served notice of this complaint on March 31, 2004. The complaint alleges, among other things, that the $7.75 per share consideration contemplated by the merger agreement with InfoSpace is unfair and grossly inadequate, that the director defendants failed to inform themselves of Switchboard’s market value and failed to act in the best interest of all stockholders, as opposed to the interests of ePresence in liquidating its holdings in Switchboard, and that the director defendants therefore breached their fiduciary duties to the public stockholders of Switchboard by approving the merger agreement and the transactions contemplated thereby. The complaint seeks injunctive relief and unspecified monetary damages. Switchboard believes that litigation is without merit and intends to vigorously defend such litigation.

ePRESENCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Switchboard and its directors Dean Polnerow, William P. Ferry, Robert M. Wadsworth, Richard Spaulding, David Strohm, Stephen Killeen and Michael Ruffolo have been named as defendants in a purported class action lawsuit filed by plaintiff Clifford Peters in the Court of Chancery of the State of Delaware in and for New Castle County on May 12, 2004. The complaint alleges, among other things, that the proxy statement disseminated to Switchboard’s stockholders in connection with the merger agreement with InfoSpace Inc. contains material omissions and is materially misleading in a number of respects, constituting a breach of the defendants’ fiduciary duty of disclosure. The complaint seeks injunctive relief and unspecified monetary damages. Switchboard believes that the litigation is without merit and intends to vigorously defend against such litigation.

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

METHOD OF PRESENTATION

ePresence, Inc. (“ePresence,” “we” or “us”) has two reportable segments: services and Switchboard. Our reportable segments are managed separately as they are separately traded public companies, and market and distribute distinct products and services. See Note 8, Segment Information in the Company’s Notes to Consolidated Financial Statements contained herein.

ePresence is a consulting and systems integration company delivering Security and Identity Management (“SIM”) solutions that help companies reduce cost, enhance security, improve service and increase revenues. Identity management promotes effective management of users and access to the right information across IT environments, creating context and common infrastructure across distributed constituencies, business processes and applications. Our primary service offerings blend the elements of security and identity management, which include enterprise directory and security services, meta-directory services, access and password management services, single sign-on services, electronic provisioning services, information technology platform services, and managed operational services.

As of March 31, 2004, we owned approximately 51% of Switchboard’s outstanding common stock and, therefore, consolidate Switchboard’s results with our financial results. Switchboard is a leading provider of web hosted directory technologies and customized yellow pages platforms to yellow pages publishers, newspaper publishers and Internet portals that offer online local directory advertising solutions to national retailers and “brick and mortar” merchants across a full range of Internet and wireless platforms.

In the three months ended March 31, 2003, as a result of the performance of our services business which had experienced declining revenues and operating losses due to unfavorable economic conditions combined with decreased technology spending and increasing competition in our industry from companies with greater resources, our Board of Directors decided to pursue strategic initiatives to enhance stockholder value.

On October 23, 2003 we announced that we had signed a definitive agreement to sell the assets of our services business to Unisys Corporation (NYSE:UIS). Consideration for the sale is approximately $9.0 million in cash. These assets include ePresence’s customer relationships and industry partnerships, and a majority of the Company’s employees are expected to become employees of Unisys. The transaction is subject to the approval of ePresence stockholders and other closing conditions, and is expected to be completed by the second quarter of 2004. We also announced that our Board of Directors has approved a plan of liquidation of ePresence. On March 26, 2004, the Company announced that Switchboard agreed to be acquired by InfoSpace, Inc., subject to stockholder approval. ePresence has filed a definitive proxy statement, dated May 10, 2004 regarding these matters and a special stockholder meeting has been scheduled for June 3, 2004.

In connection with ePresence’s plans to liquidate and dissolve, we have incurred approximately $7.5 million as of March 31, 2004, related to the termination of a vendor relationship, subsidiary dissolution costs, the settlement of certain customer arrangements, severance costs, legal, accounting, investment banking and other professional fees and expenses.

Upon the sale of assets to Unisys, the sale of Switchboard and the liquidation and dissolution, the Company will cease all operations and activities other than the winding-up of our affairs.

In the event of stockholder approval of the plan of liquidation, we would be required to adopt a liquidation basis of accounting (See Note 2 to Consolidated Financial Statements – “Basis of Presentation and Pro Forma Consolidated Statement of Net Assets Available in Liquidation”). Accordingly, we would no longer report a balance sheet but would instead report a consolidated statement of net assets available in liquidation, which would not include a stockholders’ equity section. In the consolidated statement of net assets available in liquidation, our assets would be valued at their estimated net realizable value and liabilities would include the estimated costs associated with carrying out the plan of liquidation. In addition, we would no longer report a consolidated statement of operations but instead would report a consolidated statement of loss and changes in net assets.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. On October 23, 2003, we announced our intention to liquidate, satisfy our remaining obligations and make one or more distributions to our stockholders of cash available for distribution. The plan of liquidation is subject to stockholder approval. As more fully described in Note 2 to the financial statements included in this quarterly report, if the plan of liquidation is approved, the financial statements will then be prepared on a liquidation basis of accounting.

SERVICES RESULTS OF OPERATIONS

The following table presents ePresence’s services statement of operations information, as well as ePresence’s services statement of operations information stated as a percentage of total net ePresence revenue:

	Three Months Ended March 31,
	2004		2003		Change
	Amount	As a % of Revenue	Amount	As a % of Revenue	Amount	%
	(in thousands)
Revenues	$3,980	100%	$4,171	100%	$(191)	-5%
Cost of Revenues	2,887	73%	3,250	78%	(363)	-11%

Gross Profit	1,093	27%	921	22%	172	19%

Operating Expenses:
Sales and marketing	1,139	29%	2,027	49%	(888)	-44%
General and administrative	1,734	44%	2,185	52%	(451)	-21%

Operating Expenses	2,873	72%	4,212	101%	(1,339)	-32%

Operating loss	(1,780)	-45%	(3,291)	-79%	1,511	-46%

Other Income/(Expense):
Interest income, net	75	2%	308	7%	(237)	-77%
Realized gain, net	8	0%	12	0%	(12)	-100%
Minority interest in losses/(income) of Switchboard	173	4%	(27)	-1%	200	-741%
Other expenses, net	—		3	0%	(3)	-100%

Total other income	256	6%	296	7%	(40)	-14%

Net loss from operations before income taxes	(1,524)	-38%	(2,995)	-72%	1,471	-49%
Provision for income taxes	—		10	0%	(10)	-100%

Net loss	$(1,524)	-38%	$(3,005)	-72%	$1,481	-49%

Services Revenues

The decrease in services revenues in the three months ended March 31, 2004 was due to lower revenues from our consulting services due primarily to a decrease in platform transition services of $0.7 million offset in part by increases in access management services of $ 0.3 million and increase in provisioning services of $0.2 million.

Services Gross Profit

The increase in gross profit dollars and percentage in the three months ended March 31, 2004 were primarily due to decreases in fixed labor costs as a result of a reduction of personnel, which decreased at a greater pace than revenues. Cost of revenues consists primarily of direct costs (i.e. compensation) of consulting delivery personnel and third party product costs.

Services Operating Expenses

The decrease in sales and marketing expenses in the three months ended March 31, 2004 was primarily due to the effects of our previous actions that resulted in cost reductions in our domestic sales operations, principally in the form of staff reductions and office closures. As a result, salaries and related costs for sales and marketing decreased $0.7 million. Additionally, promotional expenses declined $0.1 million.

The decrease in general and administrative expenses in the three months ended March 31, 2004 was primarily attributable to staff reductions and related costs of $0.3 million, lower bad debt expense of $0.1 million and a decrease in professional services expenses of $0.1 million relating to the Company’s strategic initiatives. General and administrative expenses consist primarily of compensation, benefits and travel costs for employees in our management, finance, human resources, information services, and legal groups; recruiting and training costs for delivery personnel; costs for facilities; and depreciation expenses not allocated to sales or cost of revenues.

Services Other Income/(Expense) and Income Taxes

The decrease in services other income in the three months ended March 31, 2004 is primarily due to the change in the minority interest share of losses of Switchboard of $0.2 million as well as a reduction in interest income and realized gains as a result of lower interest rates and less funds available for investment of $0.2.

We recorded no tax benefit on our operating losses in the three months ended March 31, 2004 and 2003, due to the uncertainty of its realization.

We periodically evaluate the realizability of our deferred tax assets. Because we believe it is more likely than not that all of the deferred tax assets will not be realized, we have provided a full valuation allowances against our net deferred tax assets.

SWITCHBOARD RESULTS OF OPERATIONS

The following table presents certain consolidated statement of operations information stated as a percentage of total net revenue:

	Three Months Ended March 31,
	2004		2003		Change
	Amount	As a % of Revenue	Amount	As a % of Revenue	Amount	%
Merchant network	$3,357	85.2%	$2,956	88.5%	$581	19.7%
National advertising	616	14.8%	385	11.5%	231	60.0%

Total revenue	4,153	100.0%	3,341	100.0%	812	24.3%

Cost of revenue	708	17.0%	707	21.2%	1	0.1%

Gross profit	3,445	83.0%	2,634	78.8%	811	30.8%

Sales and marketing	1,063	25.6%	842	25.2%	221	26.2%
Research and development	893	21.5%	1,114	33.3%	(221)	(19.8)%
General and administrative	867	20.9%	804	24.1%	63	7.8%
Transaction costs	1,127	27.1%	—	—%	1,127	n/a

Total operating expenses	3,950	95.1%	2,760	82.3%	1,190	43.1%

Operating (loss) income	(505)	(12.2)%	(126)	(3.8)%	(379)	(300.8)%

Other income, net	154	3.7%	182	5.4%	(28)	(15.4)%

(Loss) income before income Tax	(351)	(8.5)%	56	1.7%	(407)	(726.8)%

Provision for income taxes	2	—%	—	—%	2	n/a

Net (loss) income	$(353)	(8.5)%	$56	1.7%	$(409)	(730.4)%

Switchboard Revenues

The increase in merchant network revenue in the three months ended March 31, 2004 was due primarily to an increase of $1.1 million in non-AOL licensing revenue, from additional advertisers in the Switchboard.com directory. This increase was primarily due to an increase of $861,000 in revenue from performance-based advertising derived from Switchboard’s LocalClicks products and Switchboard’s performance-based offerings with Google Inc. and Bell South Corporation. Offsetting these increases was a decrease in licensing revenue from AOL of $0.4 million. The decrease in licensing revenue from AOL was due primarily to the October 2003 amendment of Switchboard’s Directory Agreement with AOL, which eliminated Switchboard’s previous revenue sharing arrangement. Under the October 2003 amendment, Switchboard will receive $0.6 million per fiscal quarter for licensing services provided to AOL. In the three months ended March 31, 2004, AOL accounted for 28.9% of Switchboard revenue and in the three months ended March 31, 2003, AOL accounted for 48.8% of Switchboard revenue. Switchboard revenue in the three months ended March 31, 2004 from engineering and other services, as well as from local merchant website hosting services, remained flat when compared to the same period in 2003.

The increase in Switchboard national banner and site sponsorship revenue in the three months ended March 31, 2004 was due primarily to the addition of new customers and an increase in Switchboard revenue from existing customers. The increase in Switchboard revenue from existing customers was due primarily to an increase in traffic to Switchboard’s website.

Switchboard Cost of Revenue

Cost of revenue in the three months ended March 31, 2004 was flat when compared to the corresponding period in 2003. Switchboard incurred an increase of $30,000 in search engine database inclusion expense and an increase of $26,000 in expenses associated with the delivery of billable engineering services. These increases were offset by decreases of $32,000 in data communications expense and $23,000 in website creation and hosting fees in connection with Switchboard’s merchant services programs.

Switchboard Gross Profit

The increase in gross profit dollars and percentage in the three months ended March 31, 2004 was due primarily to an increase in revenue being spread over relatively fixed costs of revenue.

Switchboard Operating Expenses

The increase in sales and marketing expense in the three months ended March 31, 2004 was primarily due to an increase of $0.2 million in expense associated with both additional Switchboard employee and third party sales representatives and an increase of $0.1 million in expenses associated with promotional activities. In 2004, Switchboard began expanding Switchboard’s direct sales channel. Switchboard currently intend to spend an additional $2.5 million during 2004, as compared to 2003, to support direct sales. However, Switchboard’s level of spending in this area may increase or decrease depending on the success of this initiative, and as Switchboard becomes more experienced in managing a significant direct sales effort.

The decrease in research and development expense in the three months ended March 31, 2004 was due primarily to decreases of $0.1 million in Switchboard employee salaries and benefits and a decrease of $0.1 million in depreciation expense. The decrease in employee salaries and benefits was primarily the result of a decrease in the number of Switchboard employees performing research and development activities.

The increase in general and administrative expense for the three months ended March 31, 2004 was primarily due to increases of $0.1 million in Switchboard employee salaries and benefits and $45,000 in board of directors fees, offset in part by a decrease of $27,000 in fees for professional services.

Transaction costs in the three months ended March 31, 2004 consisted of fees for professional services incurred as a result of Switchboard’s proposed merger with InfoSpace and proposed secondary stock offering. Fees associated with the proposed InfoSpace merger were approximately $0.4 million, consisting primarily of advisory, legal and accounting services. Switchboard expects to continue to incur significant fees for professional services in the second quarter of 2004 related to the proposed merger with InfoSpace. In light of the proposed merger with InfoSpace, Switchboard intends to abandon Switchboard’s secondary stock offering. Accordingly, Switchboard has recorded as a component of transaction costs $0.5 million of deferred offering costs which had been recorded as a long-term asset as of December 31, 2003. Additionally, Switchboard incurred $0.2 million in fees in the three months ended March 31, 2004 associated with the proposed secondary offering.

The decrease in other income in the three months ended March 31, 2004 was due primarily to a decrease of $0.1 million in interest income earned as a result of a decline in interest rates, offset in part by a decrease of $42,000 in interest expense primarily due to the repayment of all amounts due under Switchboard’s equipment financing in June 2003.

Switchboard did not have a significant tax provision in the three months ended March 31, 2004. Switchboard is subject to federal and state minimum taxes. Accordingly, Switchboard recorded income tax expense of $2,000 in the three months ended March 31, 2004.

LIQUIDITY AND CAPITAL RESOURCES

At March 31, 2004, consolidated cash, cash equivalents, marketable securities and restricted cash were $90.4 million, of which $34.0 million was held by ePresence and $56.4 million was held by Switchboard. At December 31, 2003, consolidated cash, cash equivalents, marketable securities and restricted cash were $92.0 million, of which $36.1 million was held by ePresence and $55.9 million was held by Switchboard. Consolidated working capital decreased from $85.9 million at December 31, 2003 to $85.2 million at March 31, 2004. Cash and cash equivalents increased $2.1 million resulting in a consolidated balance of $78.6 million at March 31, 2004. This increase was primarily due to net cash used in operating activities of $1.8 million, net cash provided by financing activities of $0.4 million and net cash provided by investing activities of $3.6 million.

Net cash used in operating activities for the three-month period ended March 31, 2004 of $1.8 million, was primarily due to a net loss of $1.9 million, and an increase in accounts receivable of $1.2 million. These decreases were offset in part by an increase in accounts payable and accrued expenses of $0.6 million and a decrease in other current assets of $0.5 million.

Net cash provided by financing activities for the three-month period ended March 31, 2004 of $0.4 million was primarily due to proceeds of $0.1 from Switchboard’s issuance of stock and proceeds of $0.3 from ePresence’s issuance of stock as a result of stock option exercises.

Net cash provided by investing activities for the three-month period ended March 31, 2004 of $3.6 million was primarily due to proceeds from marketable securities.

We believe that existing cash and marketable securities will be sufficient to fund our operations through at least the next 12 months notwithstanding our plans to liquidate and dissolve.

The following table summarizes our long-term contractual obligations as of March 31, 2004 (in thousands):

	Less Than 1 Year	1-3 Years	More than 3 Years	Total
Operating lease obligations	$1,832	$1,733	$—	$3,565
Other long-term obligations (a)	432	275	9	716

Total	$2,264	$2,008	$9	$4,281

(a)	Consists of scheduled payments under various Switchboard third-party data licensing agreements.

OFF-BALANCE SHEET ARRANGEMENTS

We do not have any off-balance sheet arrangements within the meaning of the rules of the Securities and Exchange Commission.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

We have identified several policies as critical to the understanding of our results of operations. Our preparation of this Quarterly Report on Form 10-Q requires us to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the dates of our financial statements, and the reported amounts of revenue and expenses during the reporting periods. On an ongoing basis, management evaluates its estimates and judgments, including those related to revenue recognition, bad debts, investments, intangible assets, compensation expenses, third-party commissions, restructuring costs, contingencies and litigation. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from those estimates.

Critical accounting policies are those policies that are reflective of significant judgment and uncertainties and potentially result in materially different results under different assumptions and conditions. The critical accounting policies we identified in our most recent Annual Report on Form 10-K are related to revenue recognition, accounts receivable, restructuring charges, valuation of deferred tax assets, concentration of credit risk, impairment of long-lived assets and accounting for stock-based compensation. It is important that the historical discussion in this Management’s Discussion and Analysis of Financial Condition and Results of Operations be read in conjunction with our critical accounting policies as discussed in our Annual Report on Form 10-K, as amended on May 04, 2004, for the year ended December 31, 2003.

FACTORS AFFECTING FUTURE RESULTS

Certain of the information contained in this Quarterly Report on Form 10-Q, including, without limitation, information with respect to our plans and strategy for our business, statements relating to the sufficiency of cash and cash equivalent balances, anticipated expenditures, the anticipated effects of our cost reduction measures including the discontinuation of our remaining operations in Europe, and our sales and marketing and product development efforts, consists of forward-looking statements. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “expects,” “anticipates,” “plans,” and similar expressions are intended to identify forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include the following factors:

Factors Relating To Our Proposed Asset Sale

If the Asset Sale is not completed as expected, our business could be materially disrupted.

If we are unable to close the proposed sale of our services business to Unisys (the “Asset Sale”), including as a result of our failure to obtain the approval of our stockholders, our services business could be materially disrupted. This disruption could be caused by confusion among our customers, industry partners and employees as to our future plans with respect to our services business. The public announcement of the Asset Sale and any subsequent failure to consummate the Asset Sale could have a material adverse effect on our sales and operating results and our ability to attract and retain customers, industry partners and key personnel. In addition, we will have to pay for our costs related to the Asset Sale, such as legal, accounting and financial advisory fees, even if the Asset Sale is not completed.

Because our stockholders will not receive stock of Unisys in the Asset Sale, our stockholders will not participate in the potential future growth of our services business.

The purchase price in the Asset Sale consists entirely of cash. As a result, our stockholders will not participate in the expected synergies between our services business and Unisys. Our stockholders will lose the opportunity to capitalize on the potential future growth of our services business and on the potential future success and profits.

The termination fee, expense reimbursement and restrictions on solicitation contained in the Purchase Agreement and the voting agreements may discourage other potential purchasers from trying to acquire us or our services business.

The Purchase Agreement obligates us to pay Unisys a termination fee of up to $800,000 and reimburse up to $200,000 of Unisys’ expenses under certain circumstances, including where our board of directors withdraws its recommendation in favor of the Asset Sale or where we terminate the Purchase Agreement to pursue a superior offer. These obligations would make it more costly for another potential purchaser to acquire us or our services business. The Purchase Agreement also generally prohibits us from soliciting, initiating, encouraging or facilitating any proposals that may lead to a proposal or offer for a merger or other business combination with any person other than Unisys. In addition, stockholders owning approximately 15.1% of our outstanding common stock, including our executive officers, directors and an affiliate of one of our directors, have signed voting agreements pursuant to which they have agreed to vote their shares in favor of the Asset Sale. These agreements could discourage other companies from trying to acquire us or our services business, even though those other companies might be willing to offer greater value than Unisys has offered in the Purchase Agreement.

Our stockholders will not be entitled to receive an immediate cash payment from Unisys in the acquisition.

The sale of our services business to Unisys is structured as an Asset Sale, meaning that we will sell the assets to Unisys in exchange for a cash payment to us rather than directly to our stockholders. Any cash that we receive from Unisys will be subject to claims of our creditors, and any distribution of this cash by us to our stockholders could be delayed and will be subject to the other risks and uncertainties associated with a liquidation, as described below under “Factors Relating to our Proposed Plan of Liquidation.” If the Plan of Liquidation is approved, we currently anticipate that we will make an initial distribution within approximately 30 days following the special meeting. We expect to conclude the liquidation on or about the third anniversary of the filing of the articles of dissolution in Massachusetts, at which time a final distribution will be made either directly to our stockholders or to a liquidating trust. Also, unless the stockholders approve our plan of liquidation and dissolution (“the Plan of Liquidation”), we do not currently anticipate that we will distribute to our stockholders any cash proceeds from the Asset Sale.

Our directors and executive officers may have interests that are different from, or in addition to, those of our stockholders generally.

Our directors and executive officers have interests in the Asset Sale and Plan of Liquidation that are in addition to, or different from, their interests as stockholders. In connection with the Asset Sale and Plan of Liquidation, or upon termination of employment following the Asset Sale or approval of the Plan of Liquidation, our officers will be entitled to receive option vesting, severance benefits, loan forgiveness and other payments. In addition, following our dissolution, our directors and executive officers may receive liquidating distributions in respect of their options and will be entitled to continuing indemnification and liability insurance.

Factors Relating to Switchboard’s Announced Acquisition by InfoSpace

Our stockholders will lose the ability to participate in any future growth and stock price increases of Switchboard.

If the Switchboard transaction is consummated, or to the extent we otherwise sell our Switchboard shares, our stockholders will lose the ability to participate in the future growth of Switchboard and to benefit from increases in the stock price of Switchboard. The value of Switchboard shares could increase above the price at which we dispose of our shares.

If Switchboard’s announced acquisition by InfoSpace is not completed, Switchboard’s business, reputation and stock price may suffer.

On March 26, 2004 Switchboard announced a definitive agreement to be acquired by InfoSpace. The agreement contains customary conditions to closing, including the absence of material adverse changes to Switchboard’s business and the receipt of Switchboard and ePresence, Inc. shareholder, as well as regulatory, approvals. If the transaction is not consummated as a result of a failure of one of these conditions to be met, Switchboard’s customers, prospective customers and investors in general may view this failure as a poor reflection on Switchboard’s business or prospects. As a result, if the transaction is not consummated as anticipated, Switchboard may experience adverse results in Switchboard’s business and the market price for Switchboard’s common stock may fall. Switchboard has filed and mailed a proxy statement in connection with the proposed acquisition of Switchboard by InfoSpace and a stockholders’ meeting has been scheduled for June 3, 2004. Investors and security holders are urged to read ePresence’s proxy statement for ePresence’s June 3, 2004 stockholders’ meeting because it contains important information and additional risk factors in connection with the proposed Switchboard transaction.

Factors Relating to our Proposed Plan of Liquidation

Our future plans would be uncertain if our stockholders failed to approve the Plan of Liquidation and our dissolution.

The Plan of Liquidation and our dissolution are dependent upon approval by our stockholders holding at least two-thirds of our outstanding shares. If our stockholders fail to approve the Plan of Liquidation and our dissolution, we may be required to either continue to operate our business or otherwise sell our business, assets or company. However, if the stockholders approve the Asset Sale but not the Plan of Liquidation and our dissolution, we will not have any business and will consider other alternatives, such as using our available cash to acquire other companies or businesses. Pursuant to the terms of the Asset Sale, we would generally be prohibited from competing with the services business sold to Unisys, so any acquisition would require us to enter a new business in which we may have little or no experience and, accordingly, which may be highly speculative.

Our anticipated timing of the liquidation and dissolution may not be achieved.

Immediately after our proposed special meeting of stockholders, if our stockholders approve the Plan of Liquidation and our dissolution, we intend to file articles of dissolution with the Secretary of State of the Commonwealth of Massachusetts and sell our remaining assets. Although we anticipate that we will make an initial distribution to stockholders within approximately 30 days following the special meeting, there are a number of factors that could delay our anticipated timetable, including the following:

•	lawsuits or other claims asserted against us;

•	delays in consummation of the Switchboard transaction or in any sales or other dispositions of our Switchboard shares;

•	legal regulatory or administrative delays; and

•	delays in settling our remaining obligations.

We cannot determine with certainty the amount of the distributions to stockholders.

We cannot determine at this time the amount of distributions to our stockholders pursuant to the Plan of Liquidation. This determination depends on a variety of factors, including, but not limited to, the consummation of the Asset Sale, the acquisition of Switchboard by InfoSpace, the sale price of any sales of Switchboard shares we may sell if the acquisition of Switchboard by InfoSpace is not consummated, the amount required to settle known and unknown debts and liabilities, and other contingent liabilities, the net proceeds, if any, from the sale of our remaining assets, and other factors. Examples of uncertainties that could reduce the value of or eliminate distributions to our stockholders include unanticipated costs relating to:

•	the defense, satisfaction or settlement of lawsuits or other claims that may be made or threatened against us in the future; and

•	delays in our liquidation and dissolution, including due to our inability to settle claims.

As a result, we cannot determine with certainty the amount of distributions to our stockholders.

We may not be able to settle all of our obligations to creditors.

We have current and future obligations to creditors. Our estimated distribution to stockholders takes into account all of our known obligations and our best estimate of the amount reasonably required to satisfy such obligations. As part of the wind-down process, we will attempt to settle those obligations with our creditors. We cannot assure you that we will be able to settle all of these obligations or that they can be settled for the amount we have estimated for purposes of calculating the likely distribution to stockholders. If we are unable to reach an agreement with a creditor relating to an obligation, that creditor may bring a lawsuit against us. Amounts required to settle obligations or defend lawsuits in excess of the amounts estimated by us will reduce the amount of remaining capital available for distribution to stockholders.

Our board of directors may abandon or delay implementation of the Plan of Liquidation and our dissolution even if approved by our stockholders.

Even if the Plan of Liquidation and our dissolution are approved and adopted by our stockholders, our board of directors has reserved the right, in its discretion, to abandon or delay implementation of the Plan of Liquidation and our dissolution, in order, for example, to permit us to pursue new strategic opportunities.

Our stockholders may be liable to our creditors for an amount up to the amount distributed by us if our reserves for payments to creditors are inadequate.

If our stockholders approve the Plan of Liquidation and our dissolution and our board of directors determines to proceed with our liquidation and dissolution, the articles of dissolution will be filed with the Commonwealth of Massachusetts dissolving ePresence. Pursuant to Massachusetts law, we will continue to exist for three years after the dissolution becomes effective for the purpose of prosecuting and defending suits against us and enabling us to close our business, to dispose of our property, to discharge our liabilities and to distribute to our stockholders any remaining assets. Under applicable Massachusetts law, stockholders could be held liable for payment to our creditors up to the amount distributed to such stockholder in the liquidation. Accordingly, in such event, a stockholder could be required to return all distributions previously made to such stockholder pursuant to the Plan of Liquidation and could receive nothing from us under the Plan of Liquidation. Moreover, in the event a stockholder has paid taxes on amounts previously received by the stockholder, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. We have engaged an appraisal firm to render an opinion to our board of directors as to whether we would not be rendered insolvent as a result of the initial liquidating distribution. For purposes of such engagement, insolvency shall mean that immediately prior to making the initial liquidating distribution to our stockholders, as described herein, and after giving effect to such distributions (a) the fair saleable value of our assets is less than our probable liabilities, including disputed, unliquidated and contingent liabilities or (b) we are not able to pay or will not be able to pay our liabilities, as they are projected to become due. We anticipate that we will receive this opinion following the special meeting and shortly before our board of directors authorizes our initial liquidating distribution. The purpose of this opinion will be to help minimize the likelihood of claims being brought against us or our board or stockholders alleging that the amount of the liquidation distribution exceeded our liabilities. We anticipate that our board would not authorize a distribution in excess of an amount that would result in the appraisal firm being unwilling to render a solvency opinion. However, our board is not required to obtain a solvency opinion as a condition to authorizing a liquidating distribution and could determine to authorize a distribution without this or any other solvency opinion. We cannot assure that the contingency reserve established by us will be adequate to cover all expenses and liabilities.

Stockholders may not be able to recognize a loss for federal income tax purposes until they receive a final distribution from us, which is likely to be three years after our dissolution and could be longer.

As a result of our liquidation, for federal income tax purposes stockholders will recognize gain or loss equal to the difference between (1) the sum of the amount of cash distributed to them and the aggregate fair market value of any property distributed to them, and (2) their tax basis for their shares of our capital stock. A stockholder’s tax basis in our shares will depend upon various factors, including the stockholder’s cost and the amount and nature of any distributions received with respect thereto. Any loss generally will be recognized only when the final distribution from us has been received, which is likely to be more than three years after our dissolution.

It may become difficult or impossible for stockholders to trade their shares.

If the Plan of Liquidation is approved, we expect to close our stock transfer books and prohibit transfers of record ownership of our common stock upon our dissolution. In addition, in the event the Asset Sale occurs prior to our dissolution, it is possible that our common stock would be de-listed from the NASDAQ National Market even if we continue to meet all of the specific criteria for continued listing. In this event, our shares may be eligible for trading on the over-the-counter market. Any de-listing of our shares could make it more difficult for a stockholder to sell our shares and could result in a decrease in the trading price of our shares.

We may be the potential target of a reverse acquisition or other acquisition.

Following the Asset Sale, until we dissolve, we will continue to exist as a public, non-operating shell company. Public companies that exist as non-operating shell entities have from time to time been the target of “reverse” acquisitions, meaning acquisitions of public companies by private companies in order to bypass the costly and time-intensive registration process to become publicly traded companies. In addition, we could become an acquisition target, through a hostile tender offer or other means, as a result of our cash holdings or for other reasons. While we have adopted certain measures, such as a staggered board and “blank check” preferred stock, that could have the effect of discouraging a hostile takeover attempt, we have not adopted a stockholder rights, or so-called “poison pill,” plan. In the event of a hostile acquisition bid, approval of the acquisition would be subject to stockholder approval. However, any new board could issue a significant number of shares without stockholder approval, which could result in a stockholder acquiring such shares controlling or significantly influencing any required stockholder vote. If we become the target of a successful acquisition, the new board of directors could potentially decide to either delay or completely abandon the liquidation and dissolution, and our stockholders may not receive any proceeds that would have otherwise been distributed in connection with the liquidation and may receive less than they would have received in the liquidation.

Our directors and executive officers may have interests that are different from, or in addition to, those of our stockholders generally.

Our directors and executive officers have interests in the Plan of Liquidation that are in addition to, or different from, their interests as stockholders. In connection with the Plan of Liquidation, or upon termination of employment following the approval of the Plan of Liquidation, our executive officers will be entitled to receive option vesting, severance benefits, loan forgiveness and other payments. In addition, following our dissolution our directors and executive officers may receive liquidating distributions in respect of their options and will be entitled to continuing indemnification and liability insurance.

Risks and Factors Relating to the Continued Operation of our Business

The continuing broad economic slowdown and global political uncertainty has affected the demand for IT services, lengthened the sales cycles and caused decreased technology spending for many of our customers and potential customers. If companies continue to cancel or delay their business and technology consulting initiatives because of the current economic and political climate, or for other reasons, our business, financial condition and results of operations could be materially adversely affected.

During 2002 we restructured our operations through workforce reductions and office closures. Such restructurings could have an adverse effect on our business, including on our ability to attract and retain customers and employees, and there can be no assurance that we will achieve the anticipated financial benefits of these restructurings. In addition, there can be no assurance that our workforce reductions will not have a material adverse effect on our business and operating results in the future.

The future success of the continued operation of our business will depend in part upon our ability to continue to grow our services business, enter into new strategic alliances, acquire additional services customers and adapt to changing technologies and customer requirements. Any failure to do so could have a material adverse effect on us. We have a limited operating history as a services company. In addition, the market for our consulting services and the technologies used in our solutions have been changing rapidly and we expect this level of change to continue. If we cannot keep pace with these changes in our marketplace, our business, financial condition and results of operations will suffer. There can be no assurance we will be successful in our strategic focus on services, including SIM services.

We sell our services principally through a direct sales force to customers in a broad range of industries. We do not require collateral or other security to support customer receivables. Conditions affecting any of our clients could cause them to become unable or unwilling to pay us in a timely manner, or at all, for services we have already performed. Our financial results and condition could be adversely affected by credit losses.

We have a number of partnerships and alliances with software vendors under which we provide services around such vendors’ products. Any failure of these alliances to generate the anticipated level of sales, the loss of one or more of these alliances, or the failure to enter into additional strategic alliances, could have a material adverse effect on us.

We are dependent upon the continued services of our key management and technical personnel. In addition, as a services company, our business is particularly dependent on our employees. Competition for qualified personnel is strong, and there can be no assurance we will be able to attract and retain qualified management and other employees.

We were not profitable during the three months ended March 31, 2004, and there can be no assurance we will return to profitability in any future period. Continued losses could have a material adverse effect on our liquidity and capital resources.

Our operating expenses are largely based on anticipated revenue trends, and a high percentage of our expenses, such as personnel and rent, are and will continue to be fixed in the short-term. We may not be able to quickly reduce spending if our revenues are lower than we had projected. As a result, an unanticipated decrease in the number, or an unanticipated slowdown in the scheduling, of our projects may cause significant variations in operating results in any particular quarter and could have a material adverse effect on operations for that quarter. If we do not achieve our expected revenues, our operating results will be below our expectations and the expectations of investors and market analysts, which could cause the price of our common stock to decline. Our quarterly operating results have varied significantly in the past and will likely vary significantly in the future, making it difficult to predict future performance. These variations result from a number of factors, many of which are outside of our control. Because of this difficulty in predicting future performance, our operating results will likely fall below the expectations of securities analysts or investors in some future quarter or quarters. Our failure to meet these expectations would likely adversely affect the market price of our common stock.

The market for our services is highly fragmented and characterized by continuing technological developments, evolving and competing industry standards, and changing customer requirements. We expect competition to persist and intensify in the future. Some of our competitors have longer operating histories and significantly greater financial, technical, marketing and other resources than we do. Many of these companies can also leverage extensive customer bases, have broad customer relationships and have broad industry alliances, including relationships with certain of our current and potential customers. In addition, certain competitors may adopt aggressive pricing policies or may introduce new services. Competitive pressures may make it difficult for us to acquire and retain customers and could require us to reduce the price of our services. We cannot be certain that we will be able to compete successfully with existing or new competitors. Our failure to maintain and enhance our competitive position would limit our ability to retain and increase our market share, resulting in serious harm to our business and operating results.

The future success of our services business depends on the increased acceptance and use of advanced technologies as a means for conducting commerce and operations. If use of these advanced technologies does not continue to grow, or grows more slowly than expected, our revenue growth could slow or decline and our business, financial condition and results of operations could be materially adversely affected. Businesses may delay adoption of advanced technologies for a number of reasons, including inability to implement and sustain profitable business models using advanced technologies; inadequate network infrastructure or bandwidth; delays in the development or adoption of new technical standards and protocols required to handle increased levels of usage; delays in the development of security and authentication technology necessary to effect secure transmission of confidential information; and failure of companies to meet their customers’ expectations in delivering goods and services using advanced technologies.

Our services rely upon third-party technologies. Our business could be harmed if providers of software and technology utilized in connection with our services ceased to deliver and support reliable products, enhance their current products in a timely fashion or respond to emerging industry standards. In addition, if we or our customers cannot maintain licenses to key third-party software, provision of our services could be delayed until equivalent software could be licensed and integrated into our services, or we might be forced to limit our service offerings. Either alternative could materially adversely affect our business, operating results and financial condition.

Some of our contracts can be canceled by the customer with limited advance notice and without significant penalty. Termination by any customer of a contract for our services could result in a loss of expected revenues and additional expenses for staff which were allocated to that customer’s project. We could be required to maintain underutilized employees who were assigned to the terminated contract. The unexpected cancellation or significant reduction in the scope of any of our large projects could have a material adverse effect on our business, financial condition and results of operations.

A significant portion of our projects are based on fixed-price, fixed-timeframe contracts, rather than contracts in which payment to us is determined on a time and materials basis. Our failure to accurately estimate the resources required for a project, or our failure to complete our contractual obligations in a manner consistent with the project plan upon which our fixed-price, fixed-timeframe contract was based, could adversely affect our overall profitability and could have a material adverse effect on our business, financial condition and results of operations. We have been required to commit unanticipated additional resources to complete projects in the past, which has resulted in losses on those contracts. We will likely experience similar situations in the future and the consequences could be more severe than in the past, due to the increased size and complexity of our engagements. In addition, we may fix the price for some projects at an early stage of the process, which could result in a fixed price that turns out to be too low and, therefore, would adversely affect our business, financial condition and results of operations.

We own 9,802,421 shares of Switchboard’s common stock, which is traded on the NASDAQ National Market. The trading price of Switchboard’s common stock is likely to be volatile and may be influenced by many factors, including, without limitation, variations in financial results, changes in earnings estimates by industry research analysts, the failure or success of branding and strategic initiatives and investors’ perceptions. Volatility in the trading price of Switchboard’s common stock could have a material adverse effect on our financial condition. In addition, due to our level of ownership of Switchboard, the trading price of our common stock is likely to be influenced by the trading price of Switchboard’s common stock. If Switchboard’s trading price declines, the trading price of our common stock will likely decline as well.

Switchboard’s results of operations are consolidated as part of our results of operations. Switchboard, which has a history of incurring net losses prior to the quarter ended March 31, 2003, may experience losses in future periods. In addition, Switchboard’s quarterly results of operations have fluctuated significantly in the past and are likely to fluctuate significantly from quarter to quarter in the future. Factors that may cause Switchboard’s results of operations to fluctuate include: the success of Switchboard’s relationship with AOL; the addition or loss of relationships with third parties that are Switchboard’s source of new merchants for its local merchant network or that license Switchboard’s services for use on their own web sites; Switchboard’s ability to attract and retain consumers, local merchants and national advertisers to its web site; the amount and timing of expenditures for expansion of Switchboard’s operations, including the hiring of new employees, capital expenditures and related costs; the amount of Switchboard’s expenses, which are largely fixed in the short-term and are partially based on expectations regarding future revenue; Cable & Wireless’ recent announcement that it intends to exit its U.S. operations; Switchboard’s reliance on a small number of customers for a large portion of its revenues; intense competition; undetected software errors; risks associated with the conduct of business on the Internet; costs and risks associated with any acquisition; Switchboard’s ability to attract and retain the services of key executives and other highly skilled managerial and technical personnel; and other factors that may be announced by Switchboard from time to time.

William P. Ferry, our Chairman of the Board, President and Chief Executive Officer, is Switchboard’s Chairman of the Board, and Richard M. Spaulding, our Senior Vice President and Chief Financial Officer, and Robert M. Wadsworth, one of our directors, are directors of Switchboard. Serving as a director of Switchboard and as either a director or an officer of ePresence could create, or appear to create, potential conflicts of interest when those directors and officers are faced with decisions that could have different implications for us than for Switchboard. Such conflicts, or potential conflicts, of interest could hinder or delay our management’s ability to make timely decisions regarding significant matters relating to our business.

Because of the foregoing factors and the other factors we have disclosed from time to time, we believe that period-to-period comparisons of our financial results are not necessarily meaningful and should not rely upon these comparisons as indicators of our future performance. We expect that our results of operations may fluctuate from period-to-period in the future.

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are exposed to financial market risks, including changes in interest rates. Our marketable securities as of March 31, 2004 are invested in U.S. agencies bonds and notes and repurchase agreements. The majority of our investments have maturities between one and three years. A significant portion of our cash is invested in short-term interest-bearing securities. While we have in the past used hedging contracts to manage exposure to changes in the value of marketable securities, we are not currently a party to any such contract. We may use hedging contracts in the future. The fair value of our investment portfolio or related income would not be significantly impacted by either a 100 basis point increase or decrease in interest rates due mainly to the short-term nature of our investment portfolio. These potential changes are based on sensitivity analysis performed on our balances as of March 31, 2004.

ITEM 4.	CONTROLS AND PROCEDURES

Based on our evaluation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) as of March 31, 2004, our chief executive officer and chief financial officer have concluded that our disclosure controls and procedures were effective, in that they were designed to ensure that information required to be disclosed by us in the reports we file or submit under the Exchange Act was (a) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s Rules and forms and (b) is accumulated and communicated to our management, including our chief executive officer and chief financial officer, to allow timely decisions regarding required disclosure.

No change in our internal control over financial reporting (as defined in Rules 13A-15(f) and 15d-15(f) under the Exchange Act) occurred during the fiscal quarter ended March 31, 2004 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS

Switchboard, former CEO and director Douglas J. Greenlaw, and Switchboard directors Dean Poinerow, William P. Ferry, Robert M. Wadsworth, Richard Spaulding and David Strohm have been named as defendants in a purported class action lawsuit filed by plaintiff David Osher in the Court of Chancery of the State of Delaware in and for New Castle County on March 26, 2004, The Company was served notice of this complaint on March 31, 2004. The complaint alleges, among other things, that the $7.75 per share consideration contemplated by the merger agreement with InfoSpace is unfair and grossly inadequate, that the director defendants failed to inform themselves of Switchboard’s market value and failed to act in the best interest of all stockholders, as opposed to the interests of ePresence in liquidating its holdings in Switchboard, and that the director defendants therefore breached their fiduciary duties to the public stockholders of Switchboard by approving the merger agreement and the transactions contemplated thereby. The complaint seeks injunctive relief and unspecified monetary damages. Switchboard believes that litigation is without merit and intends to vigorously defend such litigation.

Switchboard and its directors Dean Polnerow, William P. Ferry, Robert M. Wadsworth, Richard Spaulding, David Strohm, Stephen Killeen and Michael Ruffolo have been named as defendants in a purported class action lawsuit filed by plaintiff Clifford Peters in the Court of Chancery of the State of Delaware in and for New Castle County on May 12, 2004. The complaint alleges, among other things, that the proxy statement disseminated to Switchboard’s stockholders in connection with the merger agreement with InfoSpace Inc. contains material omissions and is materially misleading in a number of respects, constituting a breach of the defendants’ fiduciary duty of disclosure. The complaint seeks injunctive relief and unspecified monetary damages. Switchboard believes that the litigation is without merit and intends to vigorously defend against such litigation.

ITEM 2.	CHANGES IN SECURITIES AND USE OF PROCEEDS.

None

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES.

None

ITEM 4.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 5.	OTHER INFORMATION.

None

ITEM 6.	EXHIBITS AND REPORTS ON FORM 8-K

The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this report.

On March 26, 2004, the Company filed a Current Report on Form 8-K, reporting under Item 5 (Other Events and Regulation FD Disclosure) announcing the sale of its majority owned subsidiary Switchboard, Inc. to InfoSpace, Inc.

ePRESENCE, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ePRESENCE, INC.

Date: May 13, 2004	By:	/S/ RICHARD M. SPAULDING
Richard M. Spaulding
Senior Vice President and Chief Financial Officer, Treasurer and Clerk (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	TITLE OF DOCUMENT
31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a)/Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended.

31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a)/Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended.

32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                                                        Annex B

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM 10-Q

(Mark One)
[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

                 For the quarterly period ended March 31, 2004

                                      OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
    EXCHANGE ACT OF 1934

                For the transition period from        to

                       Commission File Number: 000-28871

                               -----------------

                           SWITCHBOARD INCORPORATED
            (Exact Name of Registrant as Specified in Its Charter)

                               -----------------

                      Delaware                 04-3321134
                  (State or Other           (I.R.S. Employer
                  Jurisdiction of         Identification No.)
                  Incorporation or
                   Organization)

                   120 Flanders Road, Westborough, MA 01581
              (Address of Principal Executive Offices) (Zip Code)

                                (508) 898-8000
             (Registrant's Telephone Number, Including Area Code)

                               -----------------

   Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of
1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes [X]  No [_]

   Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act).  Yes [_]  No [X]

   Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

                                        Shares Outstanding as of
                   Title of Class            April 30, 2004
                   --------------            --------------
              Common Stock, par value          19,203,941
                  $0.01 per share

================================================================================

                          FORWARD-LOOKING STATEMENTS

   This Quarterly Report on Form 10-Q includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E
of the Securities Exchange Act of 1934 that are subject to a number of risks and uncertainties. All statements, other than statements of historical fact, included in this Quarterly Report on Form 10-Q are forward-looking statements, including those regarding our strategy, future operations, financial position, estimated revenues, projected costs, prospects, plans and objectives of management. When used in this Quarterly Report on Form 10-Q, the words "will",
"believe", "anticipate", "likely", "intend", "estimate", "expect", "project"
and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We cannot guarantee future results, levels of activity, performance or achievements and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or strategic alliances. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the risks described in "Management's Discussion and Analysis of Financial Condition
and Results of Operations--Factors Affecting Operating Results, Business
Prospects and Market Price of Stock" and elsewhere in this Quarterly Report on
Form 10-Q. The forward-looking statements provided by us in this Quarterly
Report on Form 10-Q represent our estimates as of the date this report is filed with the Securities and Exchange Commission (the "SEC"). We anticipate that subsequent events and developments will cause our estimates to change. However, while we may elect to update our forward-looking statements in the future we specifically disclaim any obligation to do so. Our forward-looking statements should not be relied upon as representing our estimates as of any date subsequent to the date this report is filed with the SEC.

                               WEB SITE ADDRESS

   Our website address is www.switchboard.com. References in this report to
www.switchboard.com, switchboard.com, any variations of the foregoing or any other uniform resource locator, or URL, are inactive textual references only.
The information on our website or at any other URL is not incorporated by reference herein and should not be considered to be a part of this document. We make available through our website, free of charge, our annual reports on Form
10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports, filed or furnished pursuant to Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. These reports may be accessed through our website's investor information page.

                                      2

                           SWITCHBOARD INCORPORATED

                         QUARTERLY REPORT ON FORM 10-Q

                                       PART I--FINANCIAL INFORMATION
Item 1. Financial Statements
        Consolidated Balance Sheets as of March 31, 2004 (unaudited) and December 31, 2003
          (audited)................................................................................  4
        Consolidated Statements of Operations (unaudited) for the Three Months Ended March 31, 2004 and 2003.................................................................................  5
        Consolidated Statements of Cash Flows (unaudited) for the Three Months Ended March 31, 2004

                                        PART II--OTHER INFORMATION

                                      3

ITEM 1. FINANCIAL STATEMENTS

                           SWITCHBOARD INCORPORATED
                          CONSOLIDATED BALANCE SHEETS
              (in thousands, except share and per share amounts)

                                                                            March 31, 2004 December 31, 2003
                                                                            -------------- -----------------
                                                                             (unaudited)
Assets:
Cash and cash equivalents..................................................   $  47,993        $  47,265
Marketable securities......................................................       6,589            6,591
Restricted cash............................................................          36               36
Accounts receivable, net of allowance of $139 and $144, respectively.......       2,083            1,503
Other current assets.......................................................       1,039              863
                                                                              ---------        ---------
       Total current assets................................................      57,740           56,258
Marketable securities......................................................       1,805            1,960
Property and equipment, net................................................         659              794
Deferred offering costs....................................................          --              511
                                                                              ---------        ---------
       Total assets........................................................   $  60,204        $  59,523
                                                                              =========        =========
Liabilities:
Accounts payable...........................................................   $   1,721        $   1,398
Accrued expenses...........................................................       1,285            1,180
Deferred revenue...........................................................       1,100              603
                                                                              ---------        ---------
       Total current liabilities...........................................       4,106            3,181
Non-current liabilities....................................................          --               --
                                                                              ---------        ---------
       Total liabilities...................................................       4,106            3,181
Commitments and contingencies..............................................          --               --
Stockholders' equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized and
  undesignated, none issued and outstanding................................          --               --
Common stock, $0.01 par value per share; authorized 85,000,000 shares.
  Issued 19,590,243 and 19,563,303 shares as of March 31, 2004 and
  December 31, 2003, respectively..........................................         196              196
Treasury stock, 386,302 shares at cost.....................................      (1,255)          (1,255)
Additional paid-in capital.................................................     164,156          164,053
Unearned compensation......................................................          --              (32)
Accumulated other comprehensive income.....................................          25               51
Accumulated deficit........................................................    (107,024)        (106,671)
                                                                              ---------        ---------
       Total stockholders' equity..........................................      56,098           56,342
                                                                              ---------        ---------
Total liabilities and stockholders' equity.................................   $  60,204        $  59,523
                                                                              =========        =========

                            See accompanying notes.

                                      4

                           SWITCHBOARD INCORPORATED
                     CONSOLIDATED STATEMENTS OF OPERATIONS
              (unaudited; in thousands, except per share amounts)

                                                    Three months ended
                                                        March 31,
                                                    ----------------
                                                      2004      2003
                                                    -------   -------
          Revenue.................................. $ 4,153   $ 3,341
          Cost of revenue..........................     708       707
                                                    -------   -------
          Gross profit.............................   3,445     2,634
                                                    -------   -------
          Operating expenses:
          Sales and marketing......................   1,063       842
          Research and development.................     893     1,114
          General and administrative...............     867       804
          Transaction costs........................   1,127        --
                                                    -------   -------
                 Total operating expenses..........   3,950     2,760
                                                    -------   -------
          Loss from operations.....................    (505)     (126)
          Other income:
          Interest income..........................     157       228
          Interest expense.........................      --       (42)
          Other expense............................      (3)       (4)
                                                    -------   -------
                 Total other income................     154       182
                                                    -------   -------
          (Loss) income before income taxes........    (351)       56
          Provision for income taxes...............       2        --
                                                    -------   -------
          Net (loss) income........................ $  (353)  $    56
                                                    =======   =======
          Net (loss) income per share:
          Basic.................................... $ (0.02)  $    --
                                                    =======   =======
          Diluted.................................. $ (0.02)  $    --
                                                    =======   =======
          Weighted average number of common shares:
          Basic....................................  19,192    18,627
          Diluted..................................  19,192    19,055

                            See accompanying notes.

                                      5

                           SWITCHBOARD INCORPORATED
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (unaudited, in thousands)

                                                                                         Three Months Ended
                                                                                             March 31,
                                                                                         ----------------
                                                                                           2004      2003
                                                                                         -------   -------
Cash flows from operating activities:
Net (loss) income....................................................................... $  (353)  $    56
   Adjustments to reconcile net income (loss) to net cash used in operating activities:
       Depreciation and amortization....................................................     224       326
       Amortization of unearned compensation............................................      32        36
       Non-cash interest income on note receivable......................................      --       (19)
   Changes in operating assets and liabilities:
       Accounts receivable..............................................................    (570)     (173)
       Other current assets.............................................................    (186)       24
       Other assets.....................................................................     511        --
       Accounts payable.................................................................     323      (362)
       Accrued expenses.................................................................     108       170
       Deferred revenue.................................................................     497        77
                                                                                         -------   -------
          Net cash provided by operating activities.....................................     586       135
                                                                                         -------   -------
Cash flows from investing activities:
   Purchases of property and equipment..................................................     (92)      (20)
   Decrease (increase) in restricted cash...............................................      --        (4)
   Purchase of marketable securities....................................................     (52)      (92)
   Proceeds from sales of marketable securities.........................................     183     1,920
                                                                                         -------   -------
          Net cash provided by investing activities.....................................      39     1,804
                                                                                         -------   -------
Cash flows from financing activities:
   Proceeds from issuance of common stock, net..........................................     103        52
   Payments on notes payable............................................................      --      (275)
                                                                                         -------   -------
          Net cash (used in) provided by financing activities...........................     103      (223)
                                                                                         -------   -------
Net increase in cash and cash equivalents...............................................     728     1,716
Cash and cash equivalents at beginning of period........................................  47,265    38,390
                                                                                         -------   -------
Cash and cash equivalents at end of period.............................................. $47,993   $40,106
                                                                                         =======   =======
Supplemental statement of non-cash investing and financing activity:
   Unrealized loss on investments....................................................... $    26   $    16

                            See accompanying notes.

                                      6

                           SWITCHBOARD INCORPORATED

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                  (unaudited)

A. Nature of Business

   Switchboard Incorporated, a Delaware corporation ("Switchboard"), commenced operations in February 1996. From Switchboard's inception (February 19, 1996)
until its initial public offering on March 7, 2000, Switchboard was a unit and later a subsidiary of ePresence Inc. ("ePresence"). As of March 31, 2004,
ePresence beneficially owned approximately 51.0% of Switchboard's common stock.
Switchboard is a provider of local online advertising products, enabled by its consumer-oriented online yellow and white pages directory technology.

   Switchboard generates revenue primarily from merchant and national advertisers that pay to advertise in the Switchboard-powered yellow pages directories of its licensees, as well as in its own directory website,
www.switchboard.com. Switchboard licenses its yellow pages directory technology to Internet portals, traditional yellow pages publishers and newspaper publishers. Switchboard operates in one business segment as a provider of advertising solutions through its web-hosted directory technologies and customized yellow pages directory technology, and classifies its revenue into two categories, namely net merchant network revenue and national banner and site sponsorship revenue.

   Net merchant network revenue includes revenue from various licensing agreements with Switchboard's directory technology licensees and also includes engineering and other fees for services provided to support the directories and programs of Switchboard's licensees. In addition, net merchant network revenue includes revenue from running priority placement, local performance-based and content-targeted advertising in the Switchboard.com yellow pages directory, and building and hosting websites for local merchant advertisers. During the three months ended March 31, 2004 and 2003, net merchant network revenue comprised
85.2% and 88.5% of Switchboard's net revenue, respectively.

   Switchboard also continues to generate revenue from the sale of national banner and site sponsorship advertising on white and yellow pages, as well as maps pages, across both www.switchboard.com and the websites of several directory technology licensees. During the three months ended March 31, 2004 and 2003, 14.8% and 11.5% of Switchboard's net revenue, respectively, was derived from the sale of national banner and site sponsorship advertising.

   Switchboard is subject to risks and uncertainties common to growing technology-based companies, including rapid technological change, acceptance and effectiveness of Internet advertising, dependence on principal products and third-party technology, new product development, new product introductions and other activities of competitors, dependence on key personnel, security and privacy issues, dependence on strategic customer and vendor relationships and limited operating history.

   Switchboard has experienced substantial net losses since its inception and, as of March 31, 2004, had an accumulated deficit of $107.0 million. Such losses and accumulated deficit resulted from Switchboard's lack of substantial revenue and significantly increased costs incurred in the development of Switchboard's products and services, in the preliminary establishment of Switchboard's infrastructure and in the development of Switchboard's brand. Switchboard expects to continue to incur significant operating expenses in order to execute its current business plan, particularly sales and marketing and product development expenses. Switchboard believes that the funds currently available would be sufficient to fund operations for the foreseeable future.

B. Basis of Presentation

   The accompanying unaudited consolidated financial statements include all adjustments, consisting only of normal recurring adjustments, that, in the opinion of management, are necessary to present fairly the financial

                                      7

                           SWITCHBOARD INCORPORATED

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

information set forth therein. Certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The balance sheet amounts at December 31, 2003 in the accompanying financial statements were derived from Switchboard's audited 2003 financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended. Results of operations for the three-month period ended March 31, 2004 are not necessarily indicative of future financial results.

   Investors should read these interim consolidated financial statements in conjunction with the audited consolidated financial statements and notes thereto included in the Switchboard's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended, as filed with the Securities and
Exchange Commission on March 29, 2004.

C. Accounting for Stock Based Compensation

   Switchboard accounts for stock-based awards to employees using the intrinsic value method as prescribed by Accounting Principles Board ("APB") No. 25,
"Accounting for Stock Issued to Employees," ("APB 25") and related interpretations. Accordingly, no compensation expense is recorded for options issued to employees in fixed amounts and with fixed exercise prices at least equal to the fair market value of Switchboard's common stock at the date of grant. Switchboard has adopted the provisions of Statement of Financial
Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based
Compensation," ("SFAS 123") through disclosure only. All stock-based awards to non-employees are accounted for at their fair value in accordance with SFAS 123.

   At March 31, 2004, Switchboard has three stock-based employee compensation plans as defined by SFAS No. 148, "Accounting for Stock-Based
Compensation-Transition and Disclosure, an amendment of FASB Statement No. 123"
("SFAS 148"). Switchboard accounts for those plans under the recognition and measurement principles of APB 25 and related interpretations. The table below illustrates the effect on the net (loss) income if Switchboard had applied the fair value recognition provisions of SFAS 123 to stock-based employee compensation (in thousands, except per share data). Because options vest over several years and additional option grants are expected to be made in future years, the below pro-forma effects are not necessarily indicative of the pro-forma effects on future periods.

                                                                                         Three Months Ended
                                                                                             March 31,
                                                                                         --------------------
                                                                                           2004       2003
                                                                                          -------    -------
                                                                                         (in thousands, except
                                                                                          per share data)
Net (loss) income as reported........................................................... $  (353)   $    56
Add: Stock-based employee compensation expense included in reported net income (loss),
  net of related tax effects............................................................      32         36
Add: Adjustment for previously amortized expense associated with the unvested portion of
  options canceled in the period........................................................       7         --
Deduct: Total stock-based employee compensation expense determined under fair value
  based method for all awards, net of related tax effects...............................    (546)      (579)
                                                                                          -------    -------
Pro-forma net loss...................................................................... $  (860)   $  (487)
                                                                                          =======    =======
Basic and diluted pro-forma net loss per share.......................................... $ (0.04)   $ (0.03)
                                                                                          =======    =======
Shares used in computing basic and diluted pro-forma net loss per share.................  19,192     18,627

                                      8

                           SWITCHBOARD INCORPORATED

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

D. Net (Loss) Income Per Share

   Basic net (loss) income per share is computed using the weighted average number of shares of common stock outstanding less any restricted shares.
Diluted (loss) income per share includes the dilutive effect of potential common shares outstanding during the period. Potential common shares result from the assumed exercise of outstanding stock options and warrants, the proceeds of which are then assumed to have been used to repurchase outstanding common stock using the treasury stock method. Potential common shares also include the unvested portion of restricted stock, as well as the effect of unearned compensation resulting from the unvested portion of stock options issued at an exercise price lower than the market price on the date of issuance of the stock option.

   A reconciliation of basic and diluted weighted average shares outstanding is as follows (in thousands):

                                                       Three Months Ended
                                                         March 31,
                                                       ------------------
                                                        2004      2003
                                                        ------    ------
           Basic weighted average shares outstanding.. 19,192    18,627
           Effect of dilutive common stock equivalents     --       428
                                                        ------    ------
           Diluted weighted average shares outstanding 19,192    19,055
                                                        ======    ======

   During the three months ended March 31, 2004 and 2003, options to purchase
3,746,134 and 2,531,190 shares of common stock and shares of restricted common stock of none and 225,000, respectively, were not included in the computation of diluted net (loss) income per share since their inclusion would be antidilutive.

E. Comprehensive (Loss) Income

   Other comprehensive (loss) income is as follows (in thousands):

                                                   Three Months Ended
                                                    March 31,
                                                   -----------------
                                                    2004     2003
                                                    -----    ----
                 Net (loss) income................ $(353)    $ 56
                 Other comprehensive loss:
                    Unrealized loss on investment.   (26)     (16)
                                                    -----     ----
                 Comprehensive (loss) income...... $(379)    $ 40
                                                    =====     ====

F. Revenue Recognition

   Switchboard generates its revenue primarily from merchant advertising placements promoted in the Switchboard-powered directories of its licensees, as well as in its own directory website. Generally, revenue is recognized as services are provided, so long as no significant obligations remain and collection of the resulting receivable is probable. Switchboard believes that it is able to make reliable judgments regarding the creditworthiness of its customers based upon historical and current information available to
Switchboard. There can be no assurances that Switchboard's payment experience with its customers will be consistent with past experience or that the financial condition of these customers will not decline in future periods, the result of which could be the failure to collect invoiced amounts. Some of these amounts could be material, resulting in an increase in Switchboard's provision for bad debts.

   Switchboard licenses its directory technology to its licensees. Licensees can enter into a development and licensing arrangement with Switchboard whereby
Switchboard creates and/or modifies a private labeled web-

                                      9

                           SWITCHBOARD INCORPORATED

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

hosted directory. Switchboard recognizes revenue under these agreements when evidence of an arrangement exists, the related fee is fixed or determinable, and collection of the fee is reasonably assured, in accordance with Staff
Accounting Bulletin No. 101 ("SAB") and No. 104, "Revenue Recognition in
Financial Statements" ("SAB Nos. 101 and 104"). Revenue received by Switchboard for such development and licensing arrangements is deferred until such time as the customer accepts the directory. Switchboard considers customer acceptance to occur at the time the directory is made accessible to the licensee for general use. After acceptance by the customer, revenue from such development and licensing agreements is recognized on a straight-line basis over the remaining life of the agreement. Once the web-hosted directory is operational,
Switchboard may earn additional fees based on the number of merchants promoted within the directory. Per merchant license fees or additional engineering and other services fees are recognized as earned. Per merchant fees are considered earned in the period during which the merchant advertisement is displayed in
Switchboard's website and/or the website of Switchboard's licensees. Additional engineering and other services fees are considered earned in the period during which the services were provided.

   Switchboard's most significant licensee is America Online, Inc. ("AOL").
Revenues recognized under Switchboard's agreement with AOL are recognized in accordance with SAB Nos. 101 and 104. Prior to October 2003, Switchboard
received a share of directory advertisement revenue earned by AOL from the sales of advertisements on the yellow pages directory it provides to AOL, less an estimate for amounts deemed uncollectable by AOL. Switchboard recorded as merchant licensing revenue the net amount received from AOL in accordance with
Emerging Issues Task Force ("EITF") Issue No. 99-19, "Reporting Revenue Gross
as a Principal versus Net as an Agent" ("EITF No. 99-19"), as it is earned.
Switchboard considers this merchant licensing revenue earned during the period that AOL displays the advertisements sold to its customers in its yellow page directory. Switchboard also earns revenue from AOL through the provision of engineering and other services to AOL. Switchboard considers the delivery of engineering and other services to be a separate earnings process and recognizes revenue from engineering and other services in the period during which these services are delivered. Subsequent to October 2003, Switchboard receives an annual license fee. Switchboard bifurcates this amount between merchant and platform licensing fees and engineering services fees. Switchboard recognizes revenue from merchant and platform licensing fees as earned. Switchboard considers revenue from merchant and platform licensing earned as it provides
AOL the yellow pages directory and displays AOL's advertisers in the
Switchboard.com yellow pages. In addition, included as an offset to revenue is consideration given to AOL, for which the benefits of such consideration are not separately identifiable from the revenue obtained from AOL.

   Switchboard also earns fees from pay-for-performance advertising.
Switchboard recognizes revenue for pay-for-performance advertising in the month during which it provides the advertising service to its customers. The service is considered provided when Switchboard delivers the performance element of the contract--specifically, when Internet users click on Switchboard's customers'
advertisements displayed on Switchboard's website.

   Switchboard sells national and local advertisements in
Switchboard.comthrough its direct sales force, as well as through third-parties. For these advertisements, Switchboard is generally paid a monthly fee based on the number of advertisements placed into
www.switchboard.com. Switchboard recognizes this monthly fee as revenue as it is earned. Switchboard considers this fee earned during the period that
Switchboard provides the advertising on www.switchboard.com.

   Deferred revenue is principally comprised of billings relating to advertising agreements and licensing fees received pursuant to advertising or services agreements in advance of revenue recognition. Unbilled receivables are principally comprised of revenues earned and recognized in advance of invoicing customers, resulting primarily from contractually defined billing schedules.

                                      10

                           SWITCHBOARD INCORPORATED

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

G. AOL

   Revenue recognized from AOL during the three months ended March 31, 2004 was
$1.2 million, or 28.9% of revenue, of which $600,000 was from engineering services. Revenue recognized from AOL during the three months ended March 31,
2003 was $1.6 million, or 48.8% of revenue, of which $633,000 was from engineering services. Net amounts due from AOL included in accounts receivable
March 31, 2004 were $400,000. There were no amounts due from AOL at December
31, 2003. At March 31, 2004, AOL beneficially owned 7.8% of Switchboard's outstanding common stock.

H. Related Parties

   ePresence provided Switchboard with telephone service and support under a corporate services agreement during the three months ended March 31, 2003. The corporate services agreement expired on December 31, 2003. Under the agreement,
Switchboard paid ePresence at a rate of $75,000 per year for these services.
ePresence has agreed to continue to provide these services at a rate of $75,000 per year until such time as Switchboard is able to provide these services itself. Switchboard recorded $19,000 in expense and paid ePresence $19,000 under the agreements in both the three months ended March 31, 2004 and 2003.
Switchboard had $6,000 accrued under the agreements as of March 31, 2004 and
December 31, 2003.

   Switchboard leases the space it currently occupies from ePresence under a sublease that expires on September 30, 2005. Under the current sublease agreement, Switchboard pays rent at a rate of $210,000 per year. Under its sublease agreements with ePresence, Switchboard recorded rent expense of
$52,000 and $57,000 and paid ePresence $54,000 and $81,000 in the three months ended March 31, 2004 and 2003, respectively. Switchboard had $18,000 and
$19,000 accrued under the sublease agreements as of March 31, 2004 and December
31, 2003, respectively. Switchboard believes that the amounts paid to ePresence under its services agreements and subleases with ePresence are competitive with amounts Switchboard would have paid to outside third parties for the same or similar services and leased space.

   Certain directors of Switchboard hold positions as officers or directors of
ePresence. The Chairman of the Board of Directors of Switchboard is also
Chairman of the Board of Directors, President and Chief Executive Officer of
ePresence. One director of Switchboard is Senior Vice President and Chief
Financial Officer of ePresence. Another director of Switchboard is also a director of ePresence. In the three months ended March 31, 2004, a total of
$23,000 in compensation was paid to these directors by Switchboard for their services. In the three months ended March 31, 2003, no compensation was paid to these directors.

I. Transaction Costs

   On March 26, 2004, Switchboard announced a definitive agreement to be acquired by InfoSpace, Inc. ("InfoSpace"). In connection with the transaction, each outstanding share of Switchboard will be converted into a right to receive
$7.75 per share in cash, without interest, and Switchboard will become a wholly owned subsidiary of InfoSpace. The transaction is expected to close during June
2004. The completion of the transaction is subject to several conditions, including the approval of both Switchboard's and ePresence's stockholders and regulatory approval. On May 10, 2004, Switchboard filed and on May 12, 2004,
Switchboard mailed to its stockholders a definitive proxy statement regarding this matter. Investors and security holders are urged to read carefully that filing because it contains important information in connection with the proposed acquisition. In the three months ended March 31, 2004, Switchboard recorded $406,000 in fees associated with the transaction as a component of transaction costs.

                                      11

                           SWITCHBOARD INCORPORATED

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

   On October 23, 2003, Switchboard filed a Registration Statement on Form S-1 in connection with a proposed underwritten offering of 8,815,171 shares of its common stock, plus an over-allotment option of 1,322,250 shares. Of the shares proposed to be sold, including the over-allotment option, 10,037,421 shares were proposed to be sold by ePresence and certain other selling stockholders, and 100,000 were proposed to be sold by Switchboard. The offering was initiated by ePresence in order to facilitate an orderly disposition of its Switchboard holdings in conjunction with ePresence's announced plan of liquidation. In light of the proposed transaction with InfoSpace Switchboard expects to abandon this offering.

   As of December 31, 2003, Switchboard had incurred $511,000 of costs associated with the offering. Switchboard classified these deferred offering costs as a long-term asset on its balance sheet as of December 31, 2003. In the three months ended March 31, 2004, Switchboard recorded as a component of non-recurring transaction costs $721,000 in expense associated with the proposed offering. This amount was comprised of the $511,000 of deferred costs at December 31, 2003 as well as $210,000 in costs incurred in the three months ended March 31, 2004.

J. Class Action Lawsuit

   Switchboard, its former CEO and director Douglas J. Greenlaw, and its directors Dean Polnerow, William P. Ferry, Robert M. Wadsworth, Richard
Spaulding and David Strohm have been named as defendants in a purported class action lawsuit filed by plaintiff David Osher in the Court of Chancery of the
State of Delaware in and for New Castle County on March 26, 2004. The Company
was served notice of this complaint on March 31, 2004. The complaint alleges, among other things, that the $7.75 per share consideration contemplated by the merger agreement with InfoSpace Inc. is unfair and grossly inadequate, that the director defendants failed to inform themselves of Switchboard's market value and failed to act in the best interest of all of Switchboard's stockholders, as opposed to the interests of ePresence in liquidating its holdings in
Switchboard, and that the director defendants therefore breached their fiduciary duties to the public stockholders of Switchboard by approving the merger agreement and the transactions contemplated thereby. The complaint seeks injunctive relief and unspecified monetary damages. Switchboard believes that the litigation is without merit and intends to vigorously defend against such litigation.

   Switchboard and its directors Dean Polnerow, William P. Ferry, Robert M.
Wadsworth, Richard Spaulding, David Strohm, Stephen Killeen and Michael Ruffolo
have been named as defendants in a purported class action lawsuit filed by plaintiff Clifford Peters in the Court of Chancery of the State of Delaware in
and for New Castle County on May 12, 2004. The complaint alleges, among other things, that the proxy statement disseminated to Switchboard's stockholders in connection with the merger agreement with InfoSpace Inc. contains material omissions and is materially misleading in a number of respects, constituting a breach of the defendants' fiduciary duty of disclosure. The complaint seeks injunctive relief and unspecified monetary damages. Switchboard believes that the litigation is without merit and intends to vigorously defend against such litigation.

                                      12

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
        OF OPERATIONS.

   You should read the following discussion together with the condensed consolidated financial statements and related notes appearing elsewhere in this quarterly report. This Item contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities and Exchange Act of 1934 that involve risks and uncertainties.
Actual results may differ materially from those included in such forward-looking statements. Factors which could cause actual results to differ materially include those set forth under "Factors Affecting Operating Results,
Business Prospects and Market Price of Stock", as well as those otherwise discussed in this section and elsewhere in this quarterly report. See
"Forward-Looking Statements."

                                   Overview

   We are a Delaware corporation that commenced operations in February 1996.
From our inception in February 1996 until our initial public offering in March
2000, we were a unit and later a subsidiary of ePresence. In February 1996, when we commenced operations, we derived our revenue principally from the sale of national banner and site sponsorship advertising on our directory website,
www.switchboard.com. We now primarily derive revenue from merchant and national advertisers that pay to advertise in the Switchboard-powered directories of our licensees, and/or on our own website, www.switchboard.com. We operate in a single segment, but classify our revenue into two categories, namely merchant network revenue and national banner and site sponsorship revenue.

   Merchant network revenue includes revenue from various licensing agreements with our directory technology licensees. These agreements involve, generally,
(1) a setup fee for engineering work to develop a web-hosted platform for our licensees which looks and feels like the licensees' own website and includes our searching functionality and (2) a royalty in the form of a fixed fee per merchant based on the number of merchant advertisements promoted in their directories or a percentage of revenue generated from those merchant advertisements. In addition, net merchant network revenue includes engineering and other fees for services provided to support the directories and programs of our licensees. Net merchant network revenue also includes revenue from running priority placement, local performance-based and content-targeted advertising in the Switchboard.com yellow pages directory and building and hosting websites for local merchant advertisers. During the three months ended March 31, 2004, merchant network revenue comprised approximately 85.2% of our total revenue, as compared to 88.5% in the three months ended March 31, 2003.

   We also continue to generate revenue from the sale of national banner and site sponsorship advertising on white and yellow pages, as well as maps pages, across both www.switchboard.com and the websites of several directory technology licensees. Such revenue is derived from banner advertisements and sponsorships that are sold on either a fixed fee, cost per thousand impressions or cost per action basis. During the three months ended March 31, 2004, approximately 14.8% of our net revenue was derived from the sale of national banner and site sponsorship advertising, as compared to 11.5% in the three months ended March 31, 2003.

   Our cost of revenue consists primarily of expenses paid to third parties under data licensing and website creation and hosting agreements and search engine database inclusion expense, as well as other direct expenses incurred to maintain the operations of our website, as well as the web-hosted platforms of our licensees. These direct expenses consist of data communications expenses related to Internet connectivity charges, salaries and benefits for operations personnel, equipment costs and related depreciation, costs of running our data centers, which include rent and utilities, and a pro rata share of occupancy and information system expenses. Cost of revenue also includes an allocation of salaries and benefits for employees, as well as expenses resulting from external consultants directly associated with the delivery of billable engineering and other services. Cost of revenue as a percentage of revenue has varied in the past, primarily because the amount of revenue recognized has varied and has been spread over relatively fixed costs of revenue.

                                      13

   Our sales and marketing expense consists primarily of employee salaries and benefits, costs associated with channel marketing programs, collateral production expenses, third-party commission costs, public relations, market research, provision for bad debts and a pro rata share of occupancy and information system expenses based on employee headcount.

   Our research and development expense consists primarily of employee salaries and benefits, fees for outside consultants and related costs associated with the development of new services and features on our web-hosted directory, the enhancement of existing products, quality assurance, product testing and documentation and a portion of occupancy and information system expenses based on employee headcount.

   Our general and administrative expense consists primarily of employee salaries and benefits and other personnel-related costs for executive and financial personnel, as well as legal expenses, directors and officers insurance, accounting costs and a portion of occupancy and information system expense based on employee headcount.

   Our other income and expense consists primarily of interest income earned from our investment grade marketable securities and a note receivable during
2003 from a former officer, realized gains and losses from any sales or early maturities of marketable securities, losses on the disposal of fixed assets, interest expense associated primarily with equipment financing and bank fees.

   We have experienced substantial net losses. As of March 31, 2004, we had an accumulated deficit of $107.0 million resulting from insufficient revenue to cover the significant costs incurred in the development of our web-hosted directory technology and the establishment of our corporate infrastructure and organization.

   On March 26, 2004, we announced a definitive agreement to merge with a wholly owned subsidiary of InfoSpace, Inc., a diversified technology and services company that develops Internet and wireless solutions headquartered in
Bellevue, Washington. Upon consummation of the merger, Switchboard will be a wholly owned subsidiary of InfoSpace. Each share of Switchboard common stock will be converted into a right to receive $7.75 in cash, without interest, upon consummation of the merger. The merger is expected to close during June 2004, and is subject to customary closing conditions, including receipt of
Switchboard and ePresence, Inc. stockholder, as well as regulatory, approvals.
On May 10, 2004, we filed and on May 12, 2004, we mailed to our stockholders a definitive proxy statement regarding this matter. Investors and security holders are urged to read carefully that filing because it contains important information in connection with the proposed acquisition. See "Factors Affecting
Operating Results, Business Prospects and Market Price of Stock--Risks
Resulting from our Announced Merger Agreement with Infospace" for more information concerning this announcement.

   On October 23, 2003, we filed a Registration Statement on Form S-1 in connection with a proposed underwritten offering of 8,815,171 shares of our common stock, plus an over-allotment option of 1,322,250 shares. Of the shares proposed to be sold, including the over-allotment option, 10,037,421 shares were proposed to be sold by ePresence, Inc. and certain other selling shareholders, and 100,000 shares were proposed to be sold by us. The offering was initiated by ePresence in order to facilitate an orderly disposition of its
Switchboard holdings in conjunction with its announced plan of liquidation. In light of the proposed transaction with InfoSpace, we expect to abandon this offering.

Significant Relationship

   Our largest and most significant directory technology licensee is AOL. In
December 2000, we entered into a Directory Agreement with AOL to develop a new directory and local advertising platform and product set to be featured across specified AOL properties (the "Directory Platform"). In November 2001, April
2002, August 2002, November 2002 and October 2003, certain terms of the agreement were amended. Prior to the October 2003 amendment of the Directory
Agreement, we shared with AOL specified directory advertisement revenue. In

                                      14

general, we received a majority of the first $12.0 million of such directory advertisement revenue, less approximately $1.0 million of billable engineering revenue earned from AOL after June 30, 2002, and received a lesser share of any additional directory advertisement revenue over and above the initial $12.0 million.

   In October 2003, we amended and restated our agreement with AOL. The October
2003 amendment, among other things, extended the term of the agreement for an additional year until December 11, 2005, and provides that we will receive $4.8 million annually from AOL, payable in monthly increments of $400,000, in exchange for providing, maintaining and customizing the AOL yellow pages
Directory Platform and inclusion of current AOL merchants in our yellow pages platform. In addition, the amended agreement creates the opportunity for both parties to sell advertising products that combine the consumer audience of both
AOL's and Switchboard's yellow pages. The revenue sharing arrangement, based on a percentage of AOL merchant subscription revenue that was previously in effect, has been eliminated.

   As part of the consideration for the $4.8 million annual fee, if requested by AOL, we are obligated to provide AOL with up to 3,000 hours of engineering services during each fiscal quarter in order to customize and enhance AOL's directory technology. Accordingly, based on our customary rates we charge for engineering services, we have bifurcated the $4.8 million annual fee between licensing and engineering services. We attribute $2.4 million of the $4.8 million annual fee to engineering services, or $600,000 per quarter. Of the
3,000 hours, AOL may carry-over up to 1,000 unused engineering hours into the next quarter. At no time at the end of any fiscal quarter may the unused hours carried forward exceed 1,000 hours. Revenue attributable to any unused hours that are carried forward into the following fiscal quarter are valued using our standard hourly rates for engineering services and deferred until the hours carried forward are either used or the right to use them expires. Accordingly, revenue attributable to the 3,000 hours we are obligated to provide AOL will range from $400,000 to $800,000 each quarter depending on how AOL decides to utilize these minimum 3,000 hours. Regardless of how AOL decides to utilize these 3,000 hours, AOL is obligated to pay us $400,000 each month under the
October 2003 amendment. We will bill AOL on a time and materials basis for any hours for engineering services provided in excess of the 3,000 we are required to provide to AOL, and we will recognize this revenue during the period in which the engineering services are provided. We expect future cash flows from
AOL under the agreement to be approximately $1.2 million per quarter.

   Prior to the October 2003 amendment of the Directory Agreement, we were required to provide up to 300 hours of engineering services per month to AOL at no charge, if requested by AOL for the term of the agreement. These 300 hours were provided to support the Directory Platform, from which we shared in directory advertising revenue over the term of the agreement. Any engineering services provided by us in excess of 300 hours per month were charged to AOL on a time and materials basis. AOL typically exceeded these 300 hours each month.

   In the event that the Directory Agreement is terminated pursuant to the terms of the Directory Agreement, the parties may begin a "Wind-Down Period"
for a period of time to be determined by AOL, up to a maximum of three years from the date of termination. During the Wind-Down Period, we will will be obligated to continue to provide AOL with directory technology services, and
AOL will be obligated to pay us a monthly fee of $250,000 (reduced from
$400,000 per month) and will also be obligated to pay us for any engineering hours in excess of 300 hours per month. We will not be obligated to provide AOL with 3,000 hours of engineering services per quarter during the Wind-Down
Period.

   In connection with entering into the Directory Agreement, in December 2000, we issued to AOL 746,260 shares of our common stock, which were restricted from transfer until January 2, 2002. If we renew the Directory Agreement with AOL for at least an additional four years after the current term, we are required to issue to AOL a warrant to purchase up to 721,385 shares of common stock at a per share purchase price of $4.32.

   During the three months ended March 31, 2004, revenue from AOL comprised
$1.2 million, or 28.9%, of our revenue, of which $600,000 was from engineering services. During the three months ended March 31, 2003,

                                      15

revenue from AOL comprised $1.6 million, or 48.8%, of our revenue, of which
$633,000 was from engineering services. Net amounts due from AOL included in accounts receivable at March 31, 2004 were $400,000. There were no amounts due from AOL at December 31, 2003. We anticipate that AOL will continue to represent a significant percentage of our revenue in 2004 and will be a material component of our overall business. At March 31, 2004, AOL beneficially owned 7.8% of our outstanding common stock.

Results of Operations

   The following table presents certain consolidated statement of operations information stated as a percentage of total net revenue:

                                       Three Months Ended March 31,
                                    ---------------------------------
                                                                           Change in
                                          2004              2003             Amount
                                    ---------------   ---------------   --------------
                                            As a % of         As a % of
                                    Amount   Revenue  Amount   Revenue  Amount     %
                                    ------  --------- ------  --------- ------  ------
 Merchant network.................. $3,537     85.2%  $2,956     88.5%  $  581    19.7%
 National advertising..............    616     14.8%     385     11.5%     231    60.0%
                                    ------    -----   ------    -----   ------  ------
   Total revenue...................  4,153    100.0%   3,341    100.0%     812    24.3%
                                              =====             =====           ======
Cost of revenue....................    708     17.0%     707     21.2%       1    0.1%
                                    ------    -----   ------    -----   ------  ------
   Gross profit....................  3,445     83.0%   2,634     78.8%     811    30.8%

Sales and marketing................  1,063     25.6%     842     25.2%     221    26.2%
Research and development...........    893     21.5%   1,114     33.3%    (221)  (19.8)%
General and administrative.........    867     20.9%     804     24.1%      63    7.8%
Transaction costs..................  1,127     27.1%      --       --%   1,127     n/a
                                    ------    -----   ------    -----   ------  ------
   Total operating expenses........  3,950     95.1%   2,760     82.3%   1,190    43.1%
                                    ------    -----   ------    -----   ------  ------
   Operating (loss) income.........   (505)   (12.2)%   (126)    (3.8)%   (379) (300.8)%
   Other income, net...............    154      3.7%     182      5.4%     (28)  (15.4)%
                                    ------    -----   ------    -----   ------  ------
   (Loss) income before income tax.   (351)    (8.5)%     56      1.7%    (407) (726.8)%
                                    ------    -----   ------    -----   ------  ------
   Provision for income taxes......      2       --%      --       --%       2     n/a
                                    ------    -----   ------    -----   ------  ------
   Net (loss) income............... $ (353)    (8.5)% $   56      1.7%  $ (409) (730.4)%
                                    ======    =====   ======    =====   ======  ======

   Revenue. The increase in merchant network revenue in the three months ended
March 31, 2004 was due primarily to an increase of $1.1 million in non-AOL licensing revenue, from additional advertisers in the Switchboard.com directory. This increase was primarily due to an increase of $861,000 in revenue from performance-based advertising derived from our LocalClicks products and our performance-based offerings with Google Inc. and Bell South
Corporation. Offsetting these increases was a decrease in licensing revenue from AOL of $397,000. The decrease in licensing revenue from AOL was due primarily to the October 2003 amendment of our Directory Agreement with AOL, which eliminated our previous revenue sharing arrangement. Under the October
2003 amendment, we now receive $600,000 per fiscal quarter for licensing services provided to AOL. In the three months ended March 31, 2004, AOL accounted for 28.9% of revenue and in the three months ended March 31, 2003,
AOL accounted for 48.8% of revenue. Revenue in the three months ended March 31,
2004 from engineering and other services, as well as from local merchant website hosting services, remained flat when compared to the same period in
2003.

   The increase in national banner and site sponsorship revenue in the three months ended March 31, 2004 was due primarily to the addition of new customers and an increase in revenue from existing customers. The increase in revenue from existing customers was due primarily to an increase in traffic to our website.

                                      16

   Cost of revenue. Cost of revenue in the three months ended March 31, 2004 was flat when compared to the corresponding period in 2003. We incurred an increase of $30,000 in search engine database inclusion expense and an increase of $26,000 in expenses associated with the delivery of billable engineering services. These increases were offset by decreases of $32,000 in data communications expense and $23,000 in website creation and hosting fees in connection with our merchant services programs.

   Gross profit. The increase in gross profit dollars and percentage in the three months ended March 31, 2004 was due primarily to an increase in revenue being spread over relatively fixed costs of revenue.

   Sales and marketing. The increase in sales and marketing expense in the three months ended March 31, 2004 was primarily due to an increase of $161,000 in expense associated with both additional employee and third party sales representatives and an increase of $72,000 in expenses associated with promotional activities. In 2004, we began expanding our direct sales channel.
We currently intend to spend an additional $2.5 million during 2004, as compared to 2003, to support direct sales. However, our level of spending in this area may increase or decrease depending on the success of this initiative, and as we become more experienced in managing a significant direct sales effort.

   Research and development. The decrease in research and development expense in the three months ended March 31, 2004 was due primarily to decreases of
$134,000 in employee salaries and benefits and a decrease of $63,000 in depreciation expense. The decrease in employee salaries and benefits was primarily the result of a decrease in the number of employees performing research and development activities.

   General and administrative. The increase in general and administrative expense for the three months ended March 31, 2004 was primarily due to increases of $61,000 in employee salaries and benefits and $45,000 in board of directors fees, offset in part by a decrease of $27,000 in fees for professional services.

   Transaction costs. Non-recurring transaction costs in the three months ended
March 31, 2004 consisted of fees for professional services incurred as a result of our proposed merger with InfoSpace and proposed secondary stock offering.
Fees associated with the proposed InfoSpace merger were approximately $406,000, consisting primarily of advisory, legal and accounting services. We expect to continue to incur significant fees for professional services in the second quarter of 2004 related to the proposed merger with InfoSpace. In light of the proposed merger with InfoSpace, we intend to abandon our secondary stock offering. Accordingly, we have recorded as a component of transaction costs
$511,000 of deferred offering costs which had been recorded as a long-term asset as of December 31, 2003. Additionally, we incurred $210,000 in fees in the three months ended March 31, 2004 associated with the proposed secondary offering.

   Other income. The decrease in other income in the three months ended March
31, 2004 was due primarily to a decrease of $70,000 in interest income earned as a result of a decline in interest rates, offset in part by a decrease of
$42,000 in interest expense primarily due to the repayment of all amounts due under our equipment financing in June 2003.

   Income taxes. We did not have a significant tax provision in the three months ended March 31, 2004. We are subject to federal and state minimum taxes.
Accordingly, we recorded income tax expense of $2,000 in the three months ended
March 31, 2004.

Liquidity and Capital Resources

   As of March 31, 2004, we had total cash and marketable securities of $56.4 million, consisting of $48.0 million of cash and cash equivalents, $6.6 million of short-term marketable securities, $1.8 million of long-term marketable securities and $36,000 of restricted cash. During the three months ended March
31, 2004, cash and cash equivalents increased by $728,000, primarily due to cash provided by operating activities and cash received from financing activities, offset in part by cash used for investing activities.

                                      17

   Net cash provided by operating activities in the three months ended March
31, 2004 was $586,000, primarily due to cash receipts from customers of approximately $3.9 million, offset in part by expenditures of $2.0 million in employee compensation and benefits, $1.2 million in recurring operating costs,
$81,000 in transaction costs and $43,000 in taxes.

   Net cash provided by investing activities in the three months ended March
31, 2004 was $39,000, primarily due to $183,000 in proceeds from marketable securities, offset in part by purchases of property and equipment of $92,000 and purchases of marketable securities of $52,000.

   Net cash provided by financing activities in the three months ended March
31, 2004 was $103,000 and was comprised of proceeds from the issuance of stock.

   We may utilize cash resources to fund internal research and development activities, acquisitions, or investments in businesses, technologies, products or services that are strategic or complementary to our business. Based on our current level of operations, we believe that cash generated from our operations, available cash and other amounts available will adequately meet the needs of our capital expenditures and working capital needs for the foreseeable future.

   The following table summarizes our long-term contractual obligations as of
March 31, 2004 (in thousands):

                                       Less Than  1-3   3-5    5
                                        1 Year   Years Years Years Total
                                       --------- ----- ----- ----- ------
       Operating lease obligations....  $  723   $343   $--   $--  $1,066
       Other long-term obligations (a)     432    275     9    --     716
                                        ------   ----   ---   ---  ------
          Total.......................  $1,155   $618   $ 9   $--  $1,782
                                        ======   ====   ===   ===  ======
--------
(a)Consists of scheduled payments under various third-party data licensing agreements.

Critical Accounting Policies and Estimates

   We have identified several policies as critical to the understanding of our results of operations. Our preparation of this Quarterly Report on Form 10-Q requires us to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the dates of our financial statements, and the reported amounts of revenue and expenses during the reporting periods. On an ongoing basis, management evaluates its estimates and judgments, including those related to revenue recognition, bad debts, investments, intangible assets, compensation expenses, third-party commissions, restructuring costs, contingencies and litigation.
Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from those estimates.

   Critical accounting policies are those policies that are reflective of significant judgement and uncertainties and potentially result in materially different results under different assumptions and conditions. The critical accounting policies we identified in our most recent Annual Report on Form 10-K are related to revenue recognition, concentration of credit risk, impairment of long-lived assets and accounting for stock-based compensation. It is important that the historical discussion in this Management's Discussion and Analysis of
Financial Condition and Results of Operations be read in conjunction with our critical accounting policies as discussed in our Annual Report on Form 10-K for the year ended December 31, 2003.

                                      18

Factors Affecting Operating Results, Business Prospects and Market Price of
Stock

   We caution you that the following important factors, among others, in the future could cause our actual results to differ materially from those expressed in forward-looking statements made by or on behalf of Switchboard in filings with the Securities and Exchange Commission, press releases, communications with investors and oral statements. Any or all of our forward-looking statements in this Quarterly Report on Form 10-Q and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in the discussion below will be important in determining future results. Consequently, no forward-looking statement can be guaranteed.
Actual future results may vary materially. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make in our reports filed with the Securities and Exchange
Commission.

                         RISKS RELATED TO OUR BUSINESS

IF THE DIRECTORY AGREEMENT WE ENTERED INTO WITH AMERICA ONLINE, INC., A
SUBSIDIARY OF TIME WARNER INC. IS TERMINATED PREMATURELY OR IS NOT RENEWED ON
SUBSTANTIALLY SIMILAR OR FAVORABLE TERMS, IT WOULD CAUSE A MATERIAL REDUCTION
IN OUR REVENUES AND NET INCOME.

   Even though we have extended the term of the Directory Agreement we entered into with AOL, the Directory Agreement may still be prematurely terminated due to a breach by either party. Further, we or AOL may elect not to renew the agreement upon its expiration. If the agreement is renewed, it may be renewed under terms that are materially different than those in place today. The termination or expiration of our Directory Agreement with AOL could cause us to incur losses from operations and drain our capital resources.

IF WE RENEW OUR DIRECTORY AGREEMENT WITH AOL, WE MAY HAVE TO ISSUE WARRANTS
ALLOWING AOL TO PURCHASE SHARES OF OUR COMMON STOCK AT A PRICE BELOW THE
CURRENT MARKET PRICE, WHICH COULD REDUCE OUR REVENUES AND NET INCOME.

   If we renew the Directory Agreement with AOL for at least an additional four years (through at least December 2009) after the initial term, we agreed to issue to AOL a warrant to purchase up to 721,385 shares of common stock at a per share purchase price of $4.32. The value of this potential warrant would be amortized as an offset to revenue over the term of the renewed Directory
Agreement. Therefore, the issuance of such warrants would reduce our net income and cause dilution of the ownership of our existing stockholders.

WE HAVE A HISTORY OF INCURRING NET LOSSES, WE MAY INCUR NET LOSSES DURING
FUTURE QUARTERS AND WE MAY NOT SUSTAIN OR IMPROVE OUR CURRENT FINANCIAL
PERFORMANCE OR ACHIEVE PROFITABILITY AGAIN, CAUSING THE VALUE OF YOUR
INVESTMENT IN OUR COMMON STOCK TO POTENTIALLY BECOME WORTHLESS.

   We have incurred significant net losses in each fiscal quarter previous to the fiscal quarter ended March 31, 2003, as well as a loss in the fiscal quarter ended March 31, 2004. From inception to March 31, 2004, we have an accumulated deficit totaling $107.0 million. Based on recent historical expense levels, we need to generate revenues in excess of $3.5 million each quarter to remain profitable. Although we recorded a profit in each of the fiscal quarters in 2003, we may not regain profitability on a quarterly or annual basis in the future. If we do not achieve sustained profitability, we will eventually be unable to continue our operations.

                                      19

OUR QUARTERLY RESULTS OF OPERATIONS ARE LIKELY TO FLUCTUATE AND, AS A RESULT,
WE MAY FAIL TO MEET THE EXPECTATIONS OF OUR INVESTORS AND SECURITIES ANALYSTS,
WHICH MAY CAUSE THE PRICE OF OUR COMMON STOCK TO DECLINE.

   Our quarterly revenue and results of operations are volatile and are particularly difficult to predict. Our quarterly results of operations have fluctuated significantly in the past and are likely to fluctuate significantly in the future. We do not believe that period-to-period comparisons of our results of operations are meaningful and you should not rely upon these comparisons as indicators of our future performance.

   In particular, our quarterly results of operations may fluctuate depending upon the amount of engineering services we provide to AOL. AOL has the right to carry forward up to 1,000 unused hours of engineering per quarter into the next quarter. Revenue associated with any such hours of engineering services carried forward would also be deferred until such time as the engineering services are delivered to AOL or AOL's right to use those hours expires. As a result, our revenue, results of operations and cash flows from operating activities could fluctuate on a quarterly basis. As a result of this or other factors, results in any future quarter may be below the expectations of securities analysts or investors. If so, the market price of our common stock may decline significantly.

WE DEPEND ON STRATEGIC CUSTOMER AND SUPPLIER RELATIONSHIPS TO GROW OUR BUSINESS
AND OUR BUSINESS MAY NOT GROW IF THE RELATIONSHIPS UPON WHICH WE DEPEND FAIL TO
PRODUCE THE EXPECTED BENEFITS OR ARE TERMINATED.

   Our business depends upon our ability to maintain and benefit from our existing customer relationships, particularly those with our directory technology licensees. The success of our directory website depends in substantial part upon our ability to access a broad base of local merchants.
The target merchant base is highly fragmented and local merchants are difficult to contact efficiently and cost-effectively. Consequently, we depend on relationships with licensees who license our directory technology to sell
Internet yellow pages advertising to local merchants and provide them billing and other administrative services. The termination of any strategic relationship with a directory technology licensee could significantly impair our ability to attract potential local merchant customers.

   We have entered into strategic relationships with licensees of our technology and supplier relationships with third-party information providers.
These parties may not perform their contractual obligations to us and, if they do not, we may not be able to require them to do so. Some of our strategic customer and supplier relationships may be terminated by either party on short notice.

   Our strategic customer and supplier relationships are in the early stages of development. These relationships may not provide us benefits that outweigh the costs of the relationships. If any strategic customer or supplier demands a greater portion of revenue or requires us to make payments for access to its website, we may need to terminate or refuse to renew that relationship, even if it had been previously profitable or otherwise beneficial. In addition, if we lose a significant strategic customer or supplier, we may be unable to replace that relationship with other strategic relationships with comparable revenue potential, content or user demographics.

IF WE CANNOT DEMONSTRATE THE VALUE OF OUR ADVERTISING PRODUCTS TO MERCHANTS,
THOSE MERCHANT CUSTOMERS MAY STOP PURCHASING OUR ADVERTISING PRODUCTS, WHICH
COULD REDUCE OUR REVENUE AND MATERIALLY REDUCE NET INCOME.

   We may be unable to demonstrate the value of our advertising products to merchants. Regardless of whether our merchant advertising products effectively produce leads, merchant and national advertisers may not know the source of the leads and may cancel their advertising. If local merchants cancel their advertising, our revenue could decline and we may need to incur additional expenditures to obtain new merchant and national advertisers, which would reduce our net income.

                                      20

WE MAY ATTRACT FEWER ADVERTISERS AND CONSUMERS IF WE ARE NOT ABLE TO LICENSE
ACCURATE DATABASE INFORMATION FROM THIRD-PARTY CONTENT PROVIDERS.

   We principally rely upon a single third-party source for our business and residential listings data, and a single third-party source for our mapping data. The loss of either of these sources or the inability of either of these sources to collect their data could significantly and adversely affect our ability to provide information to consumers. Although other sources of database information exist, we may not be able to integrate data from these sources into our database systems in a timely, cost-effective manner, or without a significant disruption to internal engineering resources. Other sources of data may not be offered on terms acceptable to us. Moreover, a consolidation by
Internet-related businesses could reduce the number of content providers with which we could form relationships.

   We typically license information under arrangements that require us to pay royalties or other fees for the use of the content. In the future, some of our content providers may demand a greater portion of advertising revenue or increase the fees that they charge us for their content. If we fail to enter into and maintain satisfactory arrangements with existing or substitute content providers, we may be unable to continue to provide our products.

   The success of our business depends on the quality of our services and that quality is substantially dependent on the accuracy of data we license from third parties. Any failure to maintain accurate data could impair the reputation of our brand and our services, reduce the volume of users attracted to our website, as well as the websites of our directory technology licensees and our merchant and national advertisers, and diminish the attractiveness of our service offerings to those licensees, merchant and national advertisers and content providers.

WE RELY ON A SMALL NUMBER OF CUSTOMERS, THE LOSS OF WHOM MAY SUBSTANTIALLY
REDUCE OUR REVENUE.

   We derive a substantial portion of our net revenue from a small number of customers who license our technology and sell our products. During the three months ended March 31, 2004, revenue derived from our top ten customers accounted for approximately 63.7% of our total revenue. Additionally, revenue derived from AOL alone accounted for 28.9% of our total revenue in the three months ended March 31, 2004. Consequently, our revenue may substantially decline if we lose any of these customers. We anticipate that our future results of operations will continue to depend to a significant extent upon revenue from a small number of customers. In addition, we anticipate that the identity of those customers will change over time.

OUR PAY FOR PERFORMANCE-BASED ADVERTISING IS A NEW BUSINESS OFFERING, AND WE
MAY BE UNABLE TO SUCCESSFULLY MARKET THIS SERVICE TO NEW AND EXISTING CUSTOMERS
WHICH COULD IMPAIR OUR ABILITY TO MAINTAIN AND GROW OUR BUSINESS.

   In 2003, we introduced our LocalClicks pay for performance advertising service. This is a new aspect of our business, and we do not have any significant prior experience in marketing or providing this type of advertising product. Our failure to successfully attract merchant and national advertisers to the LocalClicks product could impair our ability to maintain and grow our business.

WE INTEND TO EXPAND OUR DIRECT SALES INITIATIVES, WHICH IS A NEW MARKETING
CHANNEL FOR US AND WILL REQUIRE INCREMENTAL INVESTMENT WHICH COULD INCREASE OUR
COSTS.

   Our sales strategy for LocalClicks and our other advertising products may include broad direct sales initiatives to local and national merchants.
Historically, we have primarily relied on third parties to sell our advertising products. Expanding our direct sales channel would be a new aspect of our business. Increased expenses associated with direct sales could reduce our net income. We currently intend to spend an additional $2.5 million during 2004, as compared to 2003, to support direct sales. However, our level of spending in this

                                      21

area may increase or decrease depending on the success of this initiative, and as we become more experienced in managing a significant direct sales effort.

IF WE DO NOT INTRODUCE NEW OR ENHANCED OFFERINGS TO OUR DIRECTORY TECHNOLOGY
LICENSEES AND OUR ADVERTISERS, WE MAY BE UNABLE TO ATTRACT AND RETAIN THOSE
CUSTOMERS, WHICH COULD SIGNIFICANTLY IMPEDE OUR ABILITY TO GENERATE REVENUE.

   We need to introduce new or enhanced products to attract and retain directory technology licensees and advertisers, and remain competitive. Our industry has been characterized by rapid technological change, changes in user and customer requirements and preferences and frequent new product and service introductions embodying new technologies. These changes could render our technology, systems and website obsolete. If we do not periodically enhance our existing products and services, develop new technologies that address sophisticated and varied consumer needs, respond to technological advances and emerging industry standards and practices on a timely and cost-effective basis and address evolving customer preferences, our products and services may not be attractive to directory technology licensees and our advertisers, which would significantly impede our revenue growth. In addition, if any new product or service introduction, such as our LocalClicks pay for performance advertising product, is not favorably received, our reputation and our brand could be damaged. We may also experience difficulties that could delay or prevent us from introducing new products and services.

THE MARKETS FOR INTERNET CONTENT AND ADVERTISING ARE HIGHLY COMPETITIVE, AND
OUR FAILURE TO COMPETE SUCCESSFULLY WILL LIMIT OUR ABILITY TO INCREASE OR
RETAIN OUR MARKET SHARE.

   Our failure to maintain and enhance our competitive position would limit our ability to increase or maintain our market share, which would seriously harm our business. We compete in the markets for Internet content, services and advertising. These markets are new, rapidly evolving and highly competitive. We expect this competition to intensify in the future. We compete, or expect to compete, with many providers of Internet content, information services and products, as well as with traditional media, for audience attention and advertising and sponsorship revenue. We license much of our database content under non-exclusive agreements with third-party providers which are in the business of licensing their content to many businesses, including our current and potential competitors. Many of our competitors are substantially larger than we are and have substantially greater financial, infrastructure and personnel resources than we have. In addition, many of our competitors have well-established, large and experienced sales and marketing capabilities and greater name recognition than we have. As a result, our competitors may be in a stronger position to respond quickly to new or emerging technologies and changes in customer requirements. Moreover, barriers to entry are not significant, and current and new competitors may be able to launch new websites at a relatively low cost. We therefore expect additional competitors to enter these markets.

   Many of our current customers have established relationships with our current and potential competitors. If our competitors develop content or technology that is superior to ours or that achieves greater market acceptance than ours, we may not be able to develop alternative content or technology in a timely, cost-effective manner, or at all, and we may lose market share.

IF WE LOSE THE SERVICES OF OUR CHIEF EXECUTIVE OFFICER AND FOUNDER, OR ARE NOT
ABLE TO ATTRACT AND RETAIN HIGHLY SKILLED MANAGERIAL AND TECHNICAL PERSONNEL
WITH INTERNET EXPERIENCE, WE MAY NOT BE ABLE TO IMPLEMENT OUR BUSINESS MODEL
SUCCESSFULLY, WHICH COULD HARM OUR ABILITY TO REMAIN COMPETITIVE IN THE MARKET
OF INTERNET ADVERTISING.

   Our future success depends to a significant extent on the continued service of and effective working relationship with Dean Polnerow, our Chief Executive
Officer and founder. Our business may suffer if we lose

                                      22

the services of Mr. Polnerow. Additionally, we believe that our management must be able to act decisively to apply and adapt our business model in the rapidly changing Internet markets in which we compete. We also rely upon our technical employees to develop and maintain much of the technology used to provide our products and services. Consequently, we believe that our success depends largely on our ability to attract and retain highly skilled managerial and technical personnel. If we are not able to hire or retain the necessary personnel to implement our business strategy, our competitiveness in the
Internet search market will suffer.

WE MAY NOT BE ABLE TO DEDICATE THE SUBSTANTIAL RESOURCES REQUIRED TO EXPAND,
MONITOR AND MAINTAIN OUR INTERNALLY DEVELOPED SYSTEMS WITHOUT CONTRACTING WITH
AN OUTSIDE SUPPLIER AT SUBSTANTIAL EXPENSE.

   We will have to expand and upgrade our technology, transaction-processing systems and network infrastructure if the volume of traffic on our website or our directory technology licensees' websites increases substantially. We could experience temporary capacity constraints that may cause unanticipated system disruptions, slower response times and lower levels of customer service. We may not be able to project accurately the rate or timing of increases, if any, in the use of our services or expand and upgrade our systems and infrastructure to accommodate these increases in a timely manner. Our inability to upgrade and expand as required could impair the reputation of our brand and our services, reduce the volume of users able to access our website and diminish the attractiveness of our service offerings to our strategic partners, advertisers and content providers. Because we developed these systems internally, we must either dedicate substantial internal resources to monitor, maintain and upgrade these systems or contract with an outside supplier for these services at substantial expense.

OUR INTERNALLY DEVELOPED SOFTWARE MAY CONTAIN UNDETECTED ERRORS, WHICH COULD
LIMIT OUR ABILITY TO PROVIDE OUR PRODUCTS AND SERVICES AND DIMINISH THE
ATTRACTIVENESS OF OUR SERVICE OFFERINGS.

   We use internally developed, custom software to provide our products and services. Some of our software, including the software used to administer our new pay for performance based advertising, is still being refined, and our software may contain undetected errors, defects or bugs. Although we have not suffered significant harm from any errors or defects to date, we may discover significant errors or defects in the future that we may not be able to fix. Our inability to fix any of those errors could limit our ability to provide our services and collect payments, impair the reputation of our brand and our services, reduce the volume of users who visit our website and diminish the attractiveness of our service offerings to our strategic partners, advertisers and content providers.

IF WE ARE UNABLE TO ADEQUATELY PROTECT OUR INTELLECTUAL PROPERTY RIGHTS, OUR
TECHNOLOGY AND INFORMATION MAY BE USED BY OTHERS TO COMPETE AGAINST US.

   Our success depends both on our internally developed technology and our third party technology. We rely on a variety of trademarks, service marks and designs to promote brand name development and recognition. We also rely on a combination of contractual provisions, confidentiality procedures and patent, trademark, copyright, trade secrecy, unfair competition, and other intellectual property laws to protect the proprietary aspects of our products and services.
These legal measures afford limited protection and may not prevent our competitors from gaining access to our intellectual property and proprietary information. In addition, courts may not uphold our intellectual property rights or enforce the contractual arrangements that we have entered into to protect our proprietary technology. Any of our patents may be challenged, invalidated, circumvented or rendered unenforceable. Furthermore, we cannot assure you that any pending patent application held by us will result in an issued patent, or that if patents are issued to us, such patents will provide meaningful protection against competitors or competitive technologies.

   Litigation may be necessary to enforce our intellectual property rights, to protect our trade secrets and to determine the validity and scope of our proprietary rights. Any litigation could result in substantial expense and

                                      23

may not adequately protect our intellectual property rights. In addition, we may be exposed to future litigation by third parties based on claims that our products or services infringe their intellectual property rights. Any litigation or claim against us, whether or not successful, could result in substantial costs and harm our reputation. In addition, intellectual property litigation could force us to do one or more of the following: cease selling or using any of our products that incorporate the challenged intellectual property, which would adversely affect our revenue; obtain a license from the holder of the intellectual property right alleged to have been infringed, which license may not be available on reasonable terms, if at all; and redesign or, in the case of trademark claims, rename our products to avoid infringing the intellectual property rights of third parties, which may not be possible and nonetheless could be costly and time-consuming.

WE HAVE LIMITED EXPERIENCE ACQUIRING COMPANIES, AND ANY ACQUISITIONS WE
UNDERTAKE COULD LIMIT OUR ABILITY TO MANAGE AND MAINTAIN OUR BUSINESS, RESULT
IN ADVERSE ACCOUNTING TREATMENT AND BE DIFFICULT TO INTEGRATE INTO OUR BUSINESS.

   Although acquisitions are not a central element of our current business strategy, we do, from time to time, pursue acquisitions. We have limited experience in acquiring businesses and have very limited experience in acquiring complementary technologies. In May 1998, we acquired MapsOnUs, and in
November 2000, we acquired Envenue. In the future we may undertake additional acquisitions. As was the case with our Envenue acquisition, future acquisitions may have negative effects on our business. The Envenue acquisition failed to provide us with all of the financial and business-related benefits that we anticipated and, as a result, we suffered substantial financial expense and the diversion of our management team's time and attention. Acquisitions, in general, involve numerous risks, including:

  .   diversion of our management's attention;

  .   future impairment of substantial goodwill, adversely affecting our reported results of operations;

  .   inability to retain the management, key personnel and other employees of the acquired business;

  .   inability to assimilate the operations, products, technologies and information systems of the acquired business with our business; and

  .   inability to retain the acquired company's customers, affiliates, content providers, advertisers and key personnel.

                         RISKS RELATED TO THE INTERNET

IF THE ACCEPTANCE AND EFFECTIVENESS OF INTERNET ADVERTISING DOES NOT BECOME
FULLY ESTABLISHED, OUR ADVERTISING REVENUE WILL SUFFER.

   Our business model is heavily dependent upon increasing our sales of local online advertising products to local merchants and national advertisers. The
Internet advertising market is new and rapidly evolving, and cannot yet be compared with traditional advertising media to gauge its effectiveness. As a result, demand for and market acceptance of Internet advertising is uncertain.
If Internet advertising fails to gain wide acceptance and to grow from year to year, our overall revenue will be affected. Similarly, if use of Internet yellow pages by consumers does not increase, Internet yellow pages advertising will not become more attractive to local merchant and national advertisers, and our yellow pages advertising revenue will suffer.

   Many of our directory technology licensees' current and potential local merchant and national advertisers have little or no experience with Internet advertising and have allocated only a limited portion of their advertising and marketing budgets to Internet activities. The adoption of Internet advertising, particularly by entities that have historically relied upon traditional methods of advertising and marketing, requires the acceptance of a new way of advertising and marketing.

                                      24

   There are currently no generally accepted standards for the measurement of the effectiveness of Internet advertising. Standard measurements may need to be developed to support and promote Internet advertising as a significant advertising medium. Our merchant customers may challenge or refuse to accept either our or third-party measurements of advertisement delivery.

   These customers may find Internet advertising to be less effective for meeting their business needs than traditional methods of advertising and marketing. In addition, there are some software programs that limit or prevent advertising from being delivered to a user's computer. Widespread adoption of this software could significantly undermine the commercial viability of
Internet advertising. If the market for Internet advertising fails to develop or develops more slowly than we expect, our ability to expand our customer base and increase revenue will suffer.

IF WE CANNOT MAINTAIN OR GROW THE NUMBER OF CONSUMERS WHO USE OUR WEBSITE AND
THE WEBSITES OF OUR LICENSEES, OUR REVENUE WILL DECLINE.

   In the three months ended March 31, 2004, approximately 39% of our revenue was directly dependent on the number of users of our website, including revenue from content-targeted advertising, performance based advertising and national banner and site sponsorship advertising. If the number of users of our website falls, our revenue will decline and could cause us to incur losses.

   If our directory technology licensees are unable to maintain or grow the number of consumers using their websites, it is likely that their ability to attract merchant and national advertisers will be impaired. This could result in us losing licensees or reducing our revenue from licensees, which would reduce our revenue and net income.

IF WE ARE SUED FOR CONTENT DISTRIBUTED THROUGH, OR LINKED TO BY, OUR WEBSITE OR
THOSE OF OUR DIRECTORY TECHNOLOGY LICENSEES, WE MAY BE REQUIRED TO SPEND
SUBSTANTIAL RESOURCES TO DEFEND OURSELVES AND COULD BE REQUIRED TO PAY MONETARY
DAMAGES.

   We aggregate and distribute third-party data and other content over the
Internet. In addition, third-party websites are accessible through our website or those of our directory technology licensees. As a result, we could be subject to legal claims for defamation, negligence, intellectual property infringement and product or service liability. Other claims may be based on errors or false or misleading information provided on or through our website or websites of our directory licensees. Other claims may be based on links to sexually explicit websites and sexually explicit advertisements. We may need to expend substantial resources to investigate and defend these claims, regardless of whether we successfully defend against them. While we carry general business insurance, the amount of coverage we maintain may not be adequate. In addition, implementing measures to reduce our exposure to this liability may require us to spend substantial resources and limit the attractiveness of our content to users.

WE MAY NEED TO EXPEND SIGNIFICANT RESOURCES TO PROTECT AGAINST ONLINE SECURITY
RISKS THAT COULD RESULT IN MISAPPROPRIATION OF OUR PROPRIETARY INFORMATION OR
CAUSE INTERRUPTION IN OUR OPERATIONS.

   Our networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems. Someone who is able to circumvent security measures could misappropriate our proprietary information or cause interruptions in our operations. Internet and online service providers have experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others. We may need to expend significant resources protecting against the threat of security breaches or alleviating problems caused by breaches.
Eliminating computer viruses and alleviating other security problems may require interruptions, delays or cessation of service.

                                      25

WE MAY BE SUED FOR DISCLOSING TO THIRD PARTIES PERSONAL IDENTIFYING INFORMATION
WITHOUT CONSENT, WHICH COULD HARM OUR RELATIONSHIP WITH BOTH OUR CUSTOMER
ADVERTISERS AND OUR WEBSITE USERS AND MAY REQUIRE US TO PAY MONETARY DAMAGES.

   Individuals whose names, addresses and telephone numbers appear in our yellow pages and white pages directories have occasionally contacted us because their phone numbers and addresses were unlisted with the telephone company.
While we have not received any formal legal claims from these individuals, we may receive claims in the future for which we may be liable. In addition, if we begin disclosing to third parties personal identifying information about our users without consent, we may face potential liability for invasion of privacy, which may require us to pay monetary damages. In addition to the financial harm any liability could cause, such circumstances may negatively impact our relationships with our customers and website users.

WE MAY BECOME SUBJECT TO BURDENSOME GOVERNMENT REGULATION AND LEGAL
UNCERTAINTIES, WHICH COULD FORCE US TO MODIFY OUR TECHNOLOGY OR BUSINESS
PRACTICES AND INCREASE OUR COSTS.

   There are currently relatively few laws or regulations directly applicable to the Internet and even in areas where legislation has been enacted, laws governing the Internet remain largely unsettled. It may take years to determine whether and how existing laws such as those governing intellectual property, privacy, libel and taxation apply to the Internet and Internet advertising and directory services. In addition, the growth and development of the market for electronic commerce may prompt calls for more stringent consumer protection laws, both in the United States and abroad, that may impose additional burdens on companies conducting business over the Internet.

   Laws and regulations directly applicable to Internet communications, commerce and advertising are however, becoming more prevalent. The Digital
Millennium Copyright Act is intended, in part, to limit the liability of eligible online service providers for listing or linking to third-party websites that include materials that infringe copyrights or rights of others.
Any failure by us to comply with FTC requirements or other privacy-related laws and regulations could result in proceedings by the FTC or others which could potentially decrease our revenues and negatively impact our business.
Additionally, new laws and regulations may be adopted covering issues such as user privacy, pricing, content, taxation and quality of products and services.
Any new legislation could hinder the growth in use of the Internet and other online services generally and decrease the acceptance of the Internet and other online services as media of communications, commerce and advertising. While we are not aware of any specific efforts to do so, various U.S. and foreign governments might attempt to regulate our transmissions or levy sales or other taxes relating to our activities.

IF WE CANNOT PROTECT OUR DOMAIN NAMES, OUR ABILITY TO SUCCESSFULLY BRAND
SWITCHBOARD WILL BE IMPAIRED.

   We currently hold various Internet domain names, including Switchboard.com and MapsOnUs.com. The regulation of domain names in the United States and in foreign countries is subject to change. Governing bodies may establish additional top-level domains, appoint additional domain name registrars or modify the requirements for holding domain names. As a result, we may be unable to acquire or maintain relevant domain names in all countries in which we conduct business. This problem may be exacerbated by the length of time required to expand into any other country and the corresponding opportunity for others to acquire rights in relevant domain names. Furthermore, it is unclear the extent to which laws protecting trademarks and similar proprietary rights will be extended to protect domain names. Therefore, we may be unable to prevent third parties from acquiring domain names that are similar to, infringe upon or otherwise decrease the value of our trademarks and other proprietary rights, which could impair our ability to generate revenue. We may not be able to successfully carry out our business strategy of establishing a strong brand for Switchboard if we cannot prevent others from using similar domain names or trademarks.

                                      26

      RISKS RESULTING FROM OUR ANNOUNCED MERGER AGREEMENT WITH INFOSPACE

IF OUR ANNOUNCED ACQUISITION BY INFOSPACE IS NOT COMPLETED, OUR BUSINESS,
REPUTATION AND STOCK PRICE MAY SUFFER.

   On March 26, 2004 we announced a definitive agreement to be acquired by
InfoSpace. The agreement contains customary conditions to closing, including the absence of material adverse changes to our business and the receipt of
Switchboard and ePresence stockholder, as well as regulatory, approvals. If the transaction is not consummated as a result of a failure of one of these conditions to be met, our customers, prospective customers and investors in general may view this failure as a poor reflection on our business or prospects. As a result, if the transaction is not consummated as anticipated, we may experience adverse results in our business and the market price for our common stock may fall. On May 10, 2004, we filed and on May 12, 2004, we mailed to our stockholders a definitive proxy statement in connection with the proposed acquisition of Switchboard by InfoSpace. Investors and security holders are urged to read this filing carefully as it contains important information and additional risk factors in connection with the proposed acquisition.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

   Our cash and cash equivalents are generally invested in investment grade securities with maturities within two years. Consequently, we are exposed to some financial market risks, including changes in interest rates. We invest in securities solely for non-trading purposes. We typically do not attempt to reduce or eliminate our market exposures on our investment securities and have not entered into any hedges. We do not have any derivative instruments.

   The fair value of our investment portfolio or related income would not be significantly impacted by either a 100 basis point increase or decrease in interest rates due mainly to the short-term nature of our investment portfolio.

   All the potential changes noted above are based on sensitivity analysis performed on our balances as of March 31, 2004.

ITEM 4. CONTROLS AND PROCEDURES.

   Our management, with the participation of our chief executive officer and chief financial officer, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange
Act) as of March 31, 2004. Based on this evaluation, our chief executive officer and chief financial officer concluded that, as of March 31, 2004, our disclosure controls and procedures were (1) designed to ensure that material information relating to us, including our consolidated subsidiaries, is made known to our chief executive officer and chief financial officer by others within those entities, particularly during the period in which this report was being prepared and (2) effective, in that they provide reasonable assurance that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms.

   No change in our internal control over financial reporting (as defined in
Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during the fiscal quarter ended March 31, 2004 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

                                      27

                         PART II -- OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

   Switchboard, its former CEO and director Douglas J. Greenlaw, and its directors Dean Polnerow, William P. Ferry, Robert M. Wadsworth, Richard
Spaulding and David Strohm have been named as defendants in a purported class action lawsuit filed by plaintiff David Osher in the Court of Chancery of the
State of Delaware in and for New Castle County on March 26, 2004. The Company
was served notice of this complaint on March 31, 2004. The complaint alleges, among other things, that the $7.75 per share consideration contemplated by the merger agreement with InfoSpace Inc. is unfair and grossly inadequate, that the director defendants failed to inform themselves of Switchboard's market value and failed to act in the best interest of all of Switchboard's stockholders, as opposed to the interests of ePresence in liquidating its holdings in
Switchboard, and that the director defendants therefore breached their fiduciary duties to the public stockholders of Switchboard by approving the merger agreement and the transactions contemplated thereby. The complaint seeks injunctive relief and unspecified monetary damages. Switchboard believes that the litigation is without merit and intends to vigorously defend against such litigation.

   Switchboard and its directors Dean Polnerow, William P. Ferry, Robert M.
Wadsworth, Richard Spaulding, David Strohm, Stephen Killeen and Michael Ruffolo
have been named as defendants in a purported class action lawsuit filed by plaintiff Clifford Peters in the Court of Chancery of the State of Delaware in
and for New Castle County on May 12, 2004. The complaint alleges, among other things, that the proxy statement disseminated to Switchboard's stockholders in connection with the merger agreement with InfoSpace Inc. contains material omissions and is materially misleading in a number of respects, constituting a breach of the defendants' fiduciary duty of disclosure. The complaint seeks injunctive relief and unspecified monetary damages. Switchboard believes that the litigation is without merit and intends to vigorously defend against such litigation.

ITEM 2. CHANGES IN SECURITIES AND USE OF PROCEEDS.

    (a)Not applicable.

    (b)Not applicable.

    (c)Not applicable.

    (d)On March 2, 2000, we made an initial public offering of up to 6,325,000 shares of common stock registered under a Registration Statement on Form
       S-1 (Registration No. 333-90013), which was declared effective by the
       Securities and Exchange Commission on March 1, 2000.

   Our total net proceeds from the offering were approximately $86.3 million, of which $74.8 million was received in March 2000 and $11.5 million was received in April 2000. All payments of the offering proceeds were to persons other than directors, officers, general partners of Switchboard or their associates, persons owning 10% or more of any class of equity securities of
Switchboard or affiliates of Switchboard. Through March 31, 2004, we used approximately $16.8 million of the proceeds from the offering for working capital purposes, of which approximately $5.0 million was for the purchase of fixed assets. In December 2000 we paid $13.0 million of the proceeds to AOL pursuant to the terms of our Directory Agreement entered into with AOL on that date. In March 2002, we used $1.3 million of the proceeds for the purchase of
386,302 shares of our common stock from Viacom Inc. as treasury stock. In April
2002, we paid AOL $2.0 million upon the execution of the Second Amendment to the Directory Agreement. In October 2002, we paid the former stockholders of
Envenue, Inc. approximately $410,000, and in June 2003 we paid the former stockholders of Envenue an additional $1.7 million. As of March 31, 2004, we have invested the remaining net proceeds in interest-bearing, money market funds and investment-grade securities.

                                      28

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K.

  a. Exhibits

   The Exhibits filed as part of this report are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents identified by footnotes, are being filed as exhibits herewith. Documents identified by footnotes are not being filed herewith and, pursuant to Rule
12b-32 under the Securities Exchange Act of 1934, reference is made to such documents as previously filed as exhibits filed with the SEC. Switchboard's file number under the Securities Exchange Act of 1934 is 000-28871.

  b. Reports on Form 8-K.

   On February 5, 2004, Switchboard furnished a Current Report on Form 8-K dated February 4, 2004, reporting under Item 12 (Results of Operations and
Financial Condition), containing a copy of its earnings release for the quarter and year ended December 31, 2003.

   On March 15, 2004, Switchboard filed Amendment No. 1 to its Current Report on Form 8-K dated October 15, 2003 reporting under Item 5 (Other Events and
Regulation FD Disclosure) disclosing the amendment and restatement of its
Directory and Local Advertising Platform Services Agreement with AOL and its entry into a Services Agreement with Monstermoving, Inc. This Amendment No. 1 to Current Report on Form 8-K was filed to amend the exhibit index and the exhibit attached thereto.

   On March 29, 2004, Switchboard filed a Current Report on Form 8-K dated
March 25, 2004, reporting under Item 5 (Other Events and Regulation FD
Disclosure) disclosing that it had entered into an Agreement and Plan of Merger with InfoSpace, Inc.

                                      29

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2004                      SWITCHBOARD INCORPORATED

                                        By:      /s/  ROBERT P. ORLANDO
                                            ---------------------------------
                                                   Robert P. Orlando
                                                Vice President and Chief
                                                   Financial Officer
                                            (principal financial officer and
                                               chief accounting officer)

                                      30

                                 EXHIBIT INDEX

Exhibit
  No.                                            Description
-------                                          -----------

  10.1+ Incentive Stock Option Agreement between Switchboard Incorporated and Dean Polnerow, dated
        March 3, 2004.

  10.2+ Incentive Stock Option Agreement between Switchboard Incorporated and James M. Canon, dated
        March 3, 2004.

  10.3+ Incentive Stock Option Agreement between Switchboard Incorporated and Robert P. Orlando, dated
        March 3, 2004.

   10.4 Employment Agreement between Switchboard Incorporated and Dean Polnerow dated March 19,
        2004.

   10.5 Employment Agreement between Switchboard Incorporated and James M. Canon dated March 19,
        2004.

   10.6 Employment Agreement between Switchboard Incorporated and Robert P. Orlando dated March 19,
        2004.

10.7(1) Agreement and Plan of Merger dated March 25, 2004.

   10.8 Form of Switchboard Stockholder Voting Agreement entered into by directors and officers of
        Switchboard Incorporated dated March 25, 2004.

   10.9 Form of ePresence Stockholder Voting Agreement entered into by directors and officers of
        ePresence Incorporated dated March 25, 2004.

  10.10 Majority Stockholder Voting Agreement between Switchboard Incorporated, ePresence Incorporated and InfoSpace, Inc. dated March 25, 2004.

   31.1 Rule 13a-14(a)/15d-14(a) Certification of Chief Executive Officer.

   31.2 Rule 13a-14(a)/15d-14(a) Certification of Chief Financial Officer.

   32.1 Section 1350 Certification of Chief Executive Officer.

   32.2 Section 1350 Certification of Chief Financial Officer.
--------
+  Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange
   Commission pursuant to a Confidential Treatment Request.

(1)Incorporated by reference to the Registrant's Current Report on Form 8-K
   (File No. 000-28871) filed with the Securities and Exchange Commission on
   March 29, 2004.

                                      31